Exhibit 10.2

Initials: AS&E
Accuray	/s/DJM

SUPPLY AGREEMENT

This Supply Agreement (“Agreement”) is made effective as of September 16, 2009 (“Effective Date”), by and between Accuray Incorporated, a Delaware corporation having its principal place of business at 1310 Chesapeake Terrace, Sunnyvale, California 94089 (“Accuray”), and American Science and Engineering, Inc., a Massachusetts corporation located at 829 Middlesex Turnpike, Billerica, Massachusetts 01821(“AS&E”).

WHEREAS, AS&E and Accuray have a mutual interest in continuing their business relationship in the development and production of linear accelerators for use in security systems;

WHEREAS, each of AS&E and Accuray have rights to certain intellectual property useful in the development and production of linear accelerators;

WHEREAS, AS&E and Accuray wish to use their respective intellectual property in the development and production of linear accelerators for security applications; and

WHEREAS, Accuray manufactures and sells certain products incorporating side-coupled standing wave X-band linear architecture and other traveling wave linear accelerator systems, including those specified in Exhibit A (“Products”) and AS&E desires to purchase certain of Accuray’s Products, subject to and in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.                            TERM

1.1.                   Term.  The term of this Agreement shall be for an initial period of three (3) years commencing on the Effective Date unless it is sooner terminated as provided herein or extended for additional one (1) year terms in a writing signed by both parties.  Both parties reserve the right to hold Agreement review meetings on an as needed basis. Modification to the Agreement can be made at any time upon written mutual agreement executed by authorized representatives of the parties.

2.                            PRODUCTS AND ORDER PLACEMENT

2.1.                   Means of Order Placement.  A “Purchase Order” shall mean AS&E’s documentation initiating a purchase request for Products from Accuray. AS&E shall order Products from Accuray by delivering a Purchase Order to Accuray.  AS&E’s Purchase Order shall set forth the number of each unit of Products it desires to purchase at the prices established for such Products in accordance with Section 6 and the delivery date for units established in accordance with Section 2.2 hereof.  Purchase Orders may be delivered to Accuray in writing by any reasonable means, including, but not limited to personal delivery, postal delivery, courier delivery, facsimile transmission and electronic mail provided that any such transmission references a Purchase Order number.  AS&E shall pay Accuray for all Products ordered pursuant to a Purchase Order in accordance with the terms of this Section 2 and Section 6.2 hereof.

SUPPLY AGREEMENT STD 9.18.07	ACCURAY CONFIDENTIAL
American Science and Engineering, Incorporated – December 3, 2009

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Initials: AS&E
Accuray	/s/DJM

2.2.                   Lead Time.  Accuray’s required lead time for delivery of Products following receipt and acceptance of a Purchase Order from AS&E (“Lead Time”) may vary, but the minimum Lead Time required for timely delivery of Products by Accuray shall be eighteen (18) weeks from acceptance by Accuray of an AS&E Purchase Order (“Minimum Lead Time”).  If Accuray requires additional Lead Time in excess of the Minimum Lead Time to fulfill a Purchase Order, Accuray will advise AS&E of the additional Lead Time required prior to issuing a Quote in accordance with Section 2.4 below or as soon as reasonably practicable following discovery of the delay.  Accuray will use commercially reasonable efforts to accommodate Purchase Orders from AS&E requesting delivery of Products with less than the Minimum Lead Time, provided, however, that Accuray shall have no liability for its failure to deliver Products in advance of the Minimum Lead Time and AS&E shall reimburse Accuray for the amount of any reasonable, documented additional costs incurred in order to accommodate the shorter Lead Time.

2.3.                   Terms of Purchase Order.  When in conflict, this Agreement will take precedence over any terms and conditions that may be specified in an AS&E Purchase Order. Additional or different terms, including those submitted as a part of AS&E’s Purchase Order standard terms and conditions, shall not modify the terms of this Agreement.

2.4.                   Order Confirmation.  Following receipt of a Purchase Order, Accuray will provide a quote to AS&E in respect of the Products requested in such Purchase Order as confirmation and acceptance of the order (“Quote”).  Accuray shall without undue delay and at the latest within ten (10) working days of receipt of a Purchase Order either: (i) provide a Quote to AS&E in relation to the Products requested in such Purchase Order, or (ii) advise AS&E that it rejects the Purchase Order and the reason(s) why Accuray objects to the Purchase Order terms and a Quote is not provided by Accuray, provided, however, that with respect to standing wave Products, Accuray shall not reject any Purchase Order that conforms to the requirements of this Agreement.  Once received from Accuray, AS&E shall execute and return such Quote to Accuray within two (2) working days.

2.5.                   Quote Cancellation.  AS&E may cancel a Purchase Order (and the associated Quote) at any time upon fifteen (15) days prior written notice to Accuray. If a Quote has been executed and accepted by Accuray, AS&E shall, with respect to such cancelled Quote, be liable to pay Accuray charges equal to the total purchase price for each Product unit ordered under the applicable Quote multiplied by the percent completion of the relevant Product unit at the time of such cancellation request up to a maximum amount of the total purchase price for the Products under the relevant Quote as reasonably determined by Accuray (“Percentage Payment”).  As soon as reasonably practicable following receipt of a cancellation notice from AS&E, Accuray will cease work on the Products the subject of the cancelled Quote and use commercially reasonable efforts to return purchased materials already received from its suppliers.  AS&E shall be entitled to audit the calculation of the Percentage Payment as follows:

(i)                                   If AS&E agrees with the Percentage Payment calculation, it shall remit payment of such amount to Accuray within thirty (30) days of receipt of such calculation.

Initials: AS&E
Accuray	/s/DJM

(ii)                                If AS&E disputes the Percentage Payment calculation, AS&E shall, within thirty (30) days following AS&E’s receipt of the Percentage Payment calculation from Accuray, (A) notify Accuray in writing (“Audit Notice”) of its intent to audit the Percentage Payment calculation and (B) designate an independent third party auditor reasonably acceptable to Accuray (“Auditor”) to perform the audit.

(iii)                             Within fifteen (15) days following receipt of the Audit Notice from AS&E, Accuray will provide to the Auditor the documentation used by Accuray to determine the Percentage Payment calculation, including the cost of materials and outside labor purchased by Accuray and the cost of labor of Accuray’s personnel, and any additional documentation reasonably requested by the Auditor required to confirm the Percentage Payment calculation performed by Accuray (collectively “Back-up Documentation”).  The Auditor’s audit and examination of the Percentage Payment calculation will be limited to a determination of whether the Percentage Payment provided by Accuray is accurate based on the Back-up Documentation provided, and, prior to receiving such documentation, the Auditor shall be required to execute a non-disclosure agreement with Accuray and agree not to disclose Accuray’s confidential and sensitive pricing information to AS&E or any third parties.

(iv)                            The Auditor shall complete its audit of the Percentage Payment calculation within sixty (60) days of Accuray’s receipt of the Audit Notice and provide the results of such audit to AS&E and Accuray in writing.  If the audit results confirm Accuray’s calculation of the Percentage Payment or indicate that Accuray’s calculation is not more than 5% greater than the result of the Auditor’s calculation, AS&E shall be responsible for the costs and fees of the Auditor.  If the audit concludes that Accuray’s calculation of the Percentage Payment is more than 5% greater than the Auditor’s calculation, Accuray shall be responsible for the costs and fees of the Auditor.

(v)                               If the audit confirms Accuray’s calculation of the Percentage Payment, AS&E shall remit payment of such Percentage Payment amount to Accuray within thirty (30) days of receipt of the audit results from the Auditor.  If the audit results provided by the Auditor are not consistent with Accuray’s calculation of the Percentage Payment, the parties will escalate the matter to be resolved in accordance with Section 20.2.

Following payment to Accuray of the Percentage Payment for such cancelled Products, AS&E shall be the owner of any such work in progress and Accuray shall deliver the unfinished Products to AS&E at AS&E’s cost.

2.6.                   Rescheduling Product Delivery.  AS&E may request deferred delivery of Products pursuant to Quotes already accepted by Accuray, provided that AS&E cannot defer delivery of Products beyond the date that is ninety (90) days following the originally scheduled delivery date under such Quote.

2.7.                   Quarterly Forecasts.  AS&E will supply non-binding quarterly forecasts to Accuray to cover a three (3) month rolling period to be used by Accuray for its material and capacity planning

Initials: AS&E
Accuray	/s/DJM

purposes for the manufacture of Products.  AS&E will provide non-binding quarterly forecasts to Accuray no later than thirty (30) days prior to the start of the applicable quarter.  AS&E will advise Accuray as soon as practicable in writing of any significant changes in anticipated quarterly volume.

2.8.                   Long Lead-Time Parts.  The Products incorporate certain component parts sourced by Accuray from third parties that require long lead times as set forth in Exhibit B (“Long Lead-Time Parts”).   Accuray agrees to reduce the Lead Time for each Product ordered by AS&E, so long as AS&E delivers to Accuray, at least six (6) weeks prior to its Purchase Order for such Product, a purchase support order (a “Parts Purchase Support Order”) for any or all of the Long Lead-Time Parts that are components of the Product ordered. If AS&E timely submits a Parts Purchase Support Order, effective as of the delivery of such Parts Purchase Support Order, (i) Accuray shall be deemed to have confirmed and accepted the Parts Purchase Support Order in accordance with Section 2.4, (ii) the Lead Time shall be reduced to two (2) weeks plus the longest lead-time for the Long Lead-Time Parts required for the Product that are not included in the Parts Purchase Support Order, and (iii) Accuray shall reserve in inventory, exclusively for Products delivered to AS&E, the Long Lead-Time Parts purchased by AS&E under such Parts Purchase Support Order.  Any Parts Purchase Support Order submitted by AS&E hereunder shall be deemed cancelled upon the delivery by Accuray to AS&E of Products incorporating the Long Lead-Time Parts covered by such Parts Purchase Support Order.

3.                            ENGINEERING AND PROCESS CHANGES

3.1.                   Accuray Engineering and Process Changes.  Accuray may make Minor Engineering Changes or Required Engineering Changes without prior written approval from AS&E subject to the terms of this Section 3.  For purposes of this Agreement, “Minor Engineering Changes” means those that do not alter the form, fit or function, reliability, performance or maintainability of (i) the Products received by AS&E, or (ii) products or systems distributed by AS&E in combination with the Products.  Product “Required Engineering Changes” means those that are required to make the Product conform to applicable regulations and legal requirements.  In the event that Accuray proposes any Minor or Required Engineering Changes to the Products, it shall (i) provide AS&E with a reasonable opportunity to review such proposed modifications, (ii) accept reasonable accommodations requested by AS&E and (iii) notify AS&E in writing of such change at least thirty (30) calendar days prior to the implementation of such modification.

3.2.                   AS&E Engineering Changes.  AS&E may from time to time request in writing that Accuray implement engineering or design changes in the Products or revisions to the Product Specification (as defined below) or Acceptance Test Procedure (as defined below) (“Engineering Changes”).  Such request shall be accompanied by an Engineering Change Order (“ECO”) with a written description of the proposed Engineering Change sufficient to permit Accuray to evaluate its feasibility, drawings, media, and a proposed implementation date.  Within thirty (30) business days of such request, Accuray will advise AS&E in writing of the conditions under which Accuray will implement the Engineering Change and the basis for such conditions (including applicable supporting documentation therefor).  Accuray’s evaluation will include, at a minimum, the impact on delivery, the additional cost to AS&E

Initials: AS&E
Accuray	/s/DJM

to implement the Engineering Change or resulting cost savings, as applicable, and the cost of reimbursement to Accuray for any obsolete materials and rework for open orders that results from the implementation of any Engineering Changes.

3.3.                   Accuray Engineering Change Requests.  Accuray may from time to time request in writing an Engineering Change, other than a Minor or Required Engineering Change, which request shall include the basis for such Engineering Change (including applicable supporting documentation therefor), a description of any cost increase or decrease associated with the Engineering Change and any impact on delivery of Products. Within thirty (30) business days of receipt of such request, AS&E will advise Accuray in writing of its acceptance or rejection of such Engineering Change.  Accuray will continue to deliver unchanged Products in accordance with the provisions of this Agreement if the parties do not agree upon the Engineering Change.

3.4.                   Implementation of Engineering Changes.  Both parties agree to work together in good faith to implement Engineering Changes to improve the Products.  Once the parties agree to any Engineering Change, Product Specifications, Acceptance Test Procedures and Quotes shall be amended accordingly and pricing shall be adjusted in accordance with Section 6 hereof.

4.                            PRODUCT TESTING AND DELIVERY

4.1.                   Product Specifications.  Products will be delivered in accordance with the current revision of the applicable Product specification as amended by any AS&E ECOs (“Product Specification”).  The Product Specifications shall be controlled by AS&E and provided to Accuray upon request.  AS&E’s ECO procedures will require that Accuray agree in writing to any revisions to the Product Specifications.

4.2.                   Product Testing.  Products shall be tested by Accuray in accordance with the current revision of the acceptance test procedure as amended by any AS&E ECOs (“Acceptance Test Procedure”).  The current versions of the Acceptance Test Procedures are attached as Exhibit C.  The Acceptance Test Procedure shall be controlled by Accuray and provided to AS&E upon request. AS&E’s ECO procedures will require that Accuray agree in writing to any revisions to the Acceptance Test Procedure.

4.3.                   Method of Delivery.  Delivery is F.O.B. Origin at Accuray’s facility in Sunnyvale, California.  All risk and responsibility for the welfare and safekeeping of the Products shall pass to AS&E upon receipt from Accuray’s facility.  AS&E shall be responsible for all insurance and freight costs associated with the transportation and shipment of the Products from Accuray’s facility.

4.4.                   Delivery Standards.  Accuray will meet or exceed an on-time delivery requirement of ninety-five percent (95%).  Following issuance of a Quote, Accuray shall notify AS&E in writing of significant risks to meeting Delivery Dates relating to such Quote as soon as reasonably practicable.  Within 72 hours of providing such notification to AS&E, Accuray will develop plans to mitigate such delivery risk and minimize delay to the extent feasible and communicate such plans to AS&E.  Accuray and AS&E agree to work together in the event of a significant risk to meeting Delivery Dates.  Accuray shall be responsible for all costs

Initials: AS&E
Accuray	/s/DJM

and expenses it incurs to ensure delivery of Products within the Minimum Lead Time or by the Delivery Date indicated in the applicable Quote, provided that Accuray shall not be liable for any costs and expenses incurred as a result of AS&E’s delay or failure to perform its obligations hereunder.

4.5.                   Packaging.  Accuray is responsible for packaging and crating the Products for shipment to AS&E’s primary office located in Billerica, Massachusetts.  Accuray and AS&E will agree on a commercially reasonable and mutually acceptable packaging method to ensure safe delivery of the Product to its destination.

5.                            QUALITY

5.1.                   Quality System.  Accuray will measure the quality and reliability of Products delivered to AS&E during the duration of this Agreement consistent with the quality procedures maintained by Accuray.  Accuray will maintain an ISO13485 or ISO9001 certified quality system.  The quality system shall meet AS&E’s quality and product requirements which may be audited by AS&E for conformance annually at AS&E’s cost and upon reasonable prior written notice.

5.2.                   Changes to Procured Components.  Accuray will notify AS&E of any significant proposed changes in the Products related to any component procurement specification or drawing changes.  Significant changes are those with a potential to affect form, fit or function of the Products.  Accuray shall advise AS&E of the effect of such action on product quality so that AS&E may determine whether changes affect Product quality.  AS&E shall approve in writing any significant changes in the Products provided to AS&E, such approval not to be unreasonably withheld.

5.3.                   Accuray shall provide documentary support, as reasonably requested by AS&E in writing, for AS&E’s “Conformité Européenne” (CE) and “Technische Uberwachungs - Verein Rheinland” (TUV) critical components compliance requirements.

5.4.                   Product Quality.  Accuray and AS&E will cooperate on a timely basis regarding issues affecting Product quality, including AS&E customer complaints, improvement of reliability and field issues.

6.                            PRICING AND PAYMENT

6.1.                   Product Pricing.  The prices for Products shall be firm and fixed as set forth in Exhibit A; subject to adjustment as mutually agreed by the parties with respect to any design changes, Engineering Changes or other changes to Products that are requested by AS&E.

6.2.                   Time of Payment.  Accuray will send AS&E invoices upon shipment of Products.  AS&E will forward payment to Accuray net thirty (30) calendar days from the date of delivery of such Products to AS&E.

Initials: AS&E
Accuray	/s/DJM

6.3.                   No Retroactive Application of Pricing.  The Product prices provided in this Agreement apply to Quotes accepted by Accuray following the Effective Date of this Agreement and shall not apply retroactively to Product orders pending prior to the Effective Date.

7.                            INTELLECTUAL PROPERTY AND JOINT RESEARCH AND DEVELOPMENT

7.1.                   Ownership of Intellectual Property.  AS&E and Accuray are parties to an Asset Purchase Agreement, dated December 12, 2004, and certain other ancillary agreements pursuant to which Accuray purchased certain assets and intellectual property from AS&E (“Asset Purchase” and the intellectual property purchased by Accuray in that transaction, the “Purchased IP”). AS&E and Accuray are parties to a license agreement (“License Agreement”), dated December 12, 2004, pursuant to which each party licensed to the other certain exclusive and non-exclusive rights to the Purchased IP and to any improvements, modifications or enhancements thereto (“Improvements to Purchased IP”).  For the purpose of clarification, Accuray has made Improvements to Purchased IP subsequent to the Asset Purchase all of which are the intellectual property of Accuray subject to the terms of the License Agreement. Accuray has developed intellectual property on traveling wave linear accelerator technologies (“Traveling Wave IP”) which, along with any improvements, modifications and enhancements thereto, is intellectual property of Accuray to which Accuray maintains exclusive ownership and is not subject to the terms of the License Agreement.  The Purchased IP, Improvements to Purchased IP, and Traveling Wave IP make up Accuray IP that is the subject of this Agreement (“Accuray IP”) set forth in Exhibit D.  For the purpose of clarification, Accuray owns additional intellectual property that is not the subject of this Agreement, and is not included in the definition of Accuray IP, and AS&E retained ownership of certain intellectual property other than the Purchased IP that was not transferred to Accuray pursuant to the Asset Purchase, including, without limitation, the intellectual property rights described in Schedule 2.2(g) to the Asset Purchase Agreement and set forth in Exhibit E (“AS&E IP”).  Nothing in this Agreement transfers, or shall be construed to transfer, ownership or any other rights in any intellectual property between the parties.

7.2.                   Joint Research and Development.  Accuray and AS&E may agree to engage in joint development of improvements or other technology related to the Products (“R&D”) and in particular with regard to (i) detection systems for use by domestic and foreign commercial, government and military customers for security related purposes, and (ii) detection and inspection systems for use in government and commercial non-destructive evaluation of finished products of component quality (collectively, “Security Systems”).  The allocation of the costs of such R&D and the ownership of any rights, title and interest in and to the intellectual property resulting from such R&D shall be agreed between the parties in writing on a case-by-case basis prior to the commencement of any such R&D.

7.3.                   Transfer Limits of Accuray IP [*].  Accuray shall not (a) assign or transfer the Purchased IP or Improvements to Purchased IP for use in the Homeland Security or Non-Destructive Testing Markets (as such terms are defined in the License Agreement) or (b) assign or transfer the Traveling Wave IP to [*].  Notwithstanding the foregoing, Accuray may (i) continue to make, use, sell or offer for sale products incorporating the Accuray IP to third parties for use in markets other than the Homeland

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Initials: AS&E
Accuray	/s/DJM

Security or Non-Destructive Testing Markets, (ii) continue to make, use, sell or offer for sale products incorporating the Traveling Wave IP and improvements thereto without restriction, (iii) assign or transfer the Accuray IP without AS&E’s prior written consent (A) in connection with a merger with, acquisition by, or the sale of all or substantially all of Accuray’s assets to any successor or acquirer without restriction, and (B) in connection with a sale or other transfer of all of or substantially all of Accuray’s Linear Accelerator Division to any successor or acquirer[*], so long as the successor or acquirer agrees to, and does, assume Accuray’s obligations hereunder and under the License Agreement, and (iv) assign, transfer, dispose or sell any of Accuray’s intellectual property, except the Accuray IP, to any entity without restriction.

8.                            TERMINATION

8.1.                   Termination for Convenience.  Either party may terminate this Agreement at any time without cause by giving the other not less than six (6) months prior written notice.  In the event that either party elects to terminate this Agreement, AS&E may continue to submit Purchase Orders during the six (6) month termination notice period, and Accuray agrees to provide Quotes for such Purchase Orders in accordance with the terms of this Agreement.

8.2.                   Termination for Cause by Either Party.  If either party breaches a material provision of this Agreement, the non-defaulting party may terminate this Agreement if the breaching party fails to remedy such breach within thirty (30) days following receipt of written notice of such breach.

8.3.                   Long Lead-Time Parts following Termination.  In the event that any Parts Purchase Support Orders issued by AS&E in accordance with Section 2.8 remain outstanding at the termination or expiration of this Agreement, Accuray shall use commercially reasonable efforts to utilize the Long Lead-Time Parts covered by such Parts Purchase Support Order in other Accuray products or attempt to resell such Long Lead-Time Parts to a third party, including the original supplier of such materials, within 90 days of such termination (“Run-Off Period”).  If the Agreement is terminated by AS&E under Section 8.1 and Accuray is unable to use or return such Long Lead-Time Parts within the Run-Off Period, then upon expiration of the Run-Off Period, Accuray shall provide written notice to AS&E specifying the Long Lead-Time Parts ordered by AS&E remaining in Accuray inventory, together with documentation supporting the inventory value of such Long Lead-Time Parts (the “Unit Cost”), and any out-of-pocket costs incurred by Accuray for unusual disposal of hazardous or regulated materials (“Special Disposal Costs”).  If AS&E agrees with the Unit Cost and Special Disposal Costs reflected in the notice it receives from Accuray, within 30 days following receipt of such notice, AS&E shall remit payment to Accuray in an amount equal to the total of (i) the Unit Cost, plus (ii) Special Disposal Costs, plus (iii) 10% of the Unit Cost. If AS&E disputes the Unit Cost and/or Special Disposal Costs, then, within 30 days following its receipt of the notice, AS&E shall submit an Audit Notice to Accuray and designate an Auditor, and the parties will follow the procedures set forth in Section 2.5 (iii) through (v), provided that the scope of the Audit shall be limited to the determination of whether the Unit Cost and Special Disposal Costs are an appropriate measure of Accuray’s out-of-pocket costs incurred with respect to the Long Lead-Time Parts subject to open Parts Purchase Support Orders not utilized or resold by Accuray within the Run-Off Period.  If

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Initials: AS&E
Accuray	/s/DJM

within the Run-Off Period, Accuray sells any or all of such Long Lead-Time Parts to a third party at a price that is less than the Unit Cost, AS&E shall reimburse Accuray for the amount of the difference between the third party sale price and the Unit Cost.  Any excess Long Lead-Time Parts not sold or otherwise disposed of by Accuray for which AS&E has provided payment to Accuray as set forth in this Section 8.3 shall be the property of AS&E and shall be delivered to AS&E at AS&E’s cost.  In no case shall AS&E be responsible for Long Lead-Time Parts in excess of those Long Lead-Time Parts covered by Parts Purchase Support Orders submitted by AS&E as described in Section 2.8.

8.4.                   Survival of Existing Obligations.  Termination of this Agreement will not relieve the parties of any obligations incurred prior to the effective date of termination.

9.                            WARRANTIES

9.1.                   Product Warranty.  Accuray warrants that the Products delivered under this Agreement will be free from material defects in workmanship and materials and will continue to meet the relevant Product Specifications and Acceptance Test Procedures for the lesser of (i) twelve (12) months from acceptance of the Product at AS&E’s customer site as demonstrated in an acceptance certificate executed by the parties, or (ii) a period not to exceed twenty-four (24) months following the date the Products are delivered to AS&E (“Warranty Period”).

9.2.                   Warranty Remedies.  If, during the Warranty Period, a Product delivered to AS&E does not conform to the warranty provided in Section 9.1 above, AS&E will deliver a written notice of such defect to Accuray within the Warranty Period, and Accuray will promptly correct or repair such defect in accordance with this Section 9.  In the event that a defect identified by AS&E during the Warranty Period requires an emergency or time sensitive response, Accuray shall use commercially reasonable efforts to remedy such defect as soon as reasonably practicable.

9.3.                   Warranty of Returned Products.  Accuray warrants that Returned Products (as defined below) will be free from material defects in workmanship and materials for a period equal to the greater of: (i) the remaining portion of the original Warranty Period for such Product, or (ii) one hundred twenty (120) days from the date on which Accuray ships the replacement or repaired Product to AS&E.

9.4.                   Warranty Remedies.  AS&E’s exclusive remedy and Accuray’s sole liability under this Section 9 in the event of a Product warranty defect shall be for Accuray, at is option, to either repair or replace the Product found to have failed to meet the warranty provided in Section 9.1 above, provided that such defect is reported to Accuray in writing during the Warranty Period and AS&E, at Accuray’s request, provides Accuray with sufficient information or data required to reproduce the alleged Product defect.  If, after having confirmed that a Product is defective, Accuray determines that it cannot remedy such defect, or that Accuray does not have the equipment necessary to repair the defect, Accuray will provide AS&E a replacement Product.

9.5.                   Warranty Exceptions.  Accuray’s warranty of Products provided hereunder shall be void and shall not apply if a Product has been subjected to abuse, misuse, accident, alteration, neglect,

Initials: AS&E
Accuray	/s/DJM

operation inconsistent with the Product Specification or documentation, or any unauthorized repair, installation or alteration of Products by AS&E or any third party, except with respect to Product maintenance services provided by AS&E pursuant to Section 10.1 below, provided that Accuray shall not be liable for defects or damage caused by the performance of AS&E’s maintenance services.

9.6.                   EXCEPT AS PROVIDED HEREIN, ACCURAY MAKES NO REPRESENTATIONS OR WARRANITES OF ANY KIND, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, UNDER OR RELATED TO THIS AGREEMENT OR WITH RESPECT TO THE PRODUCTS OR ANY SERVICES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

9.7.                   IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR, AND EACH PARTY COVENANTS NOT TO BRING, ANY CLAIM OR CLAIMS FOR DAMAGES IN EXCESS OF THE AMOUNTS PAID TO ACCURAY BY AS&E, OR FOR SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES, WHETHER OR NOT SUCH DAMAGES WERE FORESEEABLE AND EVEN IF ADVISED THAT SUCH DAMAGES WERE LIKELY TO OCCUR.

10.                     SERVICE, TRAINING AND SPARE PARTS

10.1.             AS&E Field Service.  Accuray and AS&E agree that AS&E will provide regular maintenance and will service the Products to a field replaceable unit level while the Product is operating in the field and for a period not to exceed seven (7) years after the purchase of such Products by AS&E from Accuray.

10.2.             Accuray Service.  Accuray agrees to provide warranty repair or replacement of non-performing Product field replacement units in the field.  Accuray agrees to provide maintenance service and support for the Products as currently provided by Accuray personnel for the lesser of (i) seven (7) years from the date the Product is commissioned or (ii) eight (8) years from the date the Product is shipped to AS&E, such maintenance service and support to be provided as requested by AS&E and at AS&E’s cost in accordance with Accuray’s then current time and materials rates.

10.2.1.             Technical Phone Support.  Accuray will provide and maintain technical phone support for AS&E field service technicians during the Term of this Agreement Monday through Friday from 9 a.m. to 5 p.m. Pacific time (excluding weekends and holidays); provided, however, that AS&E will designate a technical trainer to provide in-house first line response for AS&E technical support requests.  If AS&E’s technical trainer is not able to resolve the technical support issue, the technical trainer will refer the issue to Accuray’s technical phone support line.

10.3.             Training.  AS&E shall be permitted to receive Accuray’s standard technical repair training program at Accuray’s facility in Sunnyvale, California for a maximum of three (3) personnel to be provided prior to April 1, 2010 and, thereafter, one technical training session for a

Initials: AS&E
Accuray	/s/DJM

maximum of three (3) personnel per calendar year of the remaining Term.  If AS&E does not make its personnel available to receive the allotted training within the time periods specified above, AS&E shall waive its right to receive such training.  AS&E shall be solely responsible for the travel and lodging costs incurred to send its personnel for training at Accuray’s facility.  Accuray will otherwise make available to AS&E technical repair training in accordance with Accuray’s then current technical training program. Accuray will provide its standard technical training to AS&E participants upon request, at AS&E’s cost in accordance with Accuray’s then current training rates and subject to course availability.

10.4.             Spare Parts.  Accuray and AS&E agree that AS&E’s business requires it to provide time critical spare parts for Products (“Spare Parts”) to its customers.  AS&E agrees to maintain and control its own inventory of Spare Parts that will be (i) determined by the parties on a regular basis, but no less than annually, and (ii) maintained at AS&E’s cost.  Subject to the warranty exceptions provided in Section 9.5 above, Accuray warrants that Spare Parts will be free from material defects in workmanship and materials for the lesser of one (1) year following delivery of the Spare Parts to AS&E or ninety (90) days following installation of such Spare Parts performed in accordance with AS&E’s regular practice, provided that (A) AS&E stores Spare Parts under appropriate environmental conditions required to maintain their viability, including, in particular, storage of linear accelerator guide assemblies under vacuum pump operation, including a preventative maintenance routine of re-pumping the vacuum every six (6) months, and as otherwise mutually agreed between the parties, and (B) AS&E shall not be entitled to any repair or replacement of Spare Parts pursuant to the foregoing warranty until AS&E has returned the defective Spare Part to Accuray and Accuray has completed a failure analysis confirming the defect claimed by AS&E. AS&E may request that Accuray provide repair services in relation to Spare Parts at AS&E’s cost in accordance with Accuray’s then current time and materials rates.  Accuray will use its commercially reasonable efforts to supply Spare Parts to AS&E for a period of seven (7) years from the date that the relevant Product is commissioned.

10.5.             Accuray agrees to make available Spare Parts and subassemblies for AS&E to purchase in commercially reasonable quantities during the Term of this Agreement.  Accuray or the relevant manufacturer will quality test the Spare Parts as indicated in Exhibit H prior to delivery to AS&E.

10.6.             Subject to Section 11 below and at AS&E’s request, Accuray will provide a cost estimate to AS&E that identifies the labor hours, labor costs and material costs for repair or replacement services for Products that are either out of warranty or require repairs not covered by the warranty provided by Accuray under this Agreement.  In addition, Accuray shall provide a further time and materials quotation to AS&E to the extent the issue causing the Product not to perform is different than the issue originally identified by AS&E.

10.7.             Spare Parts pricing will be no higher than that offered to Accuray’s most favored commercial customer that purchases the same Spare Parts as specified in the applicable Product Specification in an annual volume substantially similar to that purchased by AS&E.  A complete list of current Spare Parts pricing is attached to this Agreement as Exhibit H.

Initials: AS&E
Accuray	/s/DJM

10.8.             All Spare Parts are to be delivered to AS&E F.O.B. Origin at Accuray’s facility in Sunnyvale, California.  Accuray will add shipping costs to the price of Spare Parts delivered to AS&E except for Spare Parts shipped by Accuray to remedy a warranty defect as provided in Section 9 above, which shall be shipped at Accuray’s cost.

10.9.             Accuray Time and Materials Rates.  AS&E may request services from Accuray on a time and materials basis as provided in this Agreement.  These services will be provided at AS&E’s cost in accordance with Accuray’s then current service rates.  Accuray’s current hourly service rate is $350 per hour.

11.                     PRODUCT RETURNS

11.1.             Before returning Products to Accuray for repair, AS&E shall notify Accuray via email, facsimile transmission or other writing whether the Product is being returned for a warranty claim or whether AS&E’s agrees to pay Accuray’s then current time and materials rates for any out of warranty repair and request a return material authorization form (“RMA”).  Accuray will forward an RMA to AS&E, upon receipt of which AS&E will return the defective Products with prepaid freight (“Returned Product”) to Accuray for repair.

11.2.             If the Returned Product is not subject to a warranty claim, Accuray will notify AS&E and, if AS&E authorizes repair, AS&E will provide a Purchase Order to Accuray requesting repair services and Accuray’s shipment of the Returned Product back to AS&E shall be accompanied by an invoice for time and materials fees charged by Accuray for such non-warranty repair, with such invoice to be paid by AS&E within thirty (30) days after receipt.  Accuray will quality test the Returned Products as indicated in Exhibit H prior to delivering such Returned Products to AS&E.  If Accuray and AS&E mutually determine, after inspection and testing, that a Returned Product for which AS&E made a warranty claim is free of defects, Accuray’s shipment of the Returned Product back to AS&E shall be accompanied by an invoice for a “Defect Not Found” at the appropriate hourly labor charge for such determination in accordance with Section 10.9 above which AS&E shall pay within thirty (30) days of receipt.

11.3.             Accuray will provide repair services to AS&E for out-of warranty Returned Products for a period of one (1) year following the termination or expiration of this Agreement at Accuray’s then current time and materials rates.

12.                     OWNERSHIP OF DESIGNS AND INFORMATION

12.1.             IP Ownership. The ownership of intellectual property in the Products and any licenses between the parties in relation thereto are as set forth in the License Agreement and this Agreement.

12.2.             No Reverse Engineering.  AS&E shall not attempt to copy, reverse engineer, deconstruct or decompile the Products integrating the Traveling Wave IP and sold to AS&E pursuant to this Agreement.  AS&E shall not copy, reverse engineer, deconstruct or decompile any other Products sold to AS&E pursuant to this Agreement, so long as Accuray continues to timely supply Products to AS&E under the terms of this Agreement.

Initials: AS&E
Accuray	/s/DJM

12.3.             Release of Product Design Documents.  If Accuray (i) fails to comply with the provisions of this Agreement in fulfilling any Quote or (ii) fails to provide service and support as required in Section 10.2, and such failure remains uncured after thirty days written notice from AS&E, then, in such event, Accuray agrees to provide AS&E a copy of all drawings, related product manufacturing documents and software necessary to enable AS&E to manufacture or procure the Product and obtain the maintenance service support required for existing Products.

13.                     INDEMNIFICATION.

13.1.             AS&E shall indemnify and hold Accuray harmless from and against any and all liability, damages, costs, losses and expenses (“Costs”) arising out of or in connection with any personal injury, including death, or any damage to property or business which may be suffered by Accuray, its agents or employees or by any third party, arising out of or in connection with the use or operation of the Products or a failure to properly operate the Products provided under this Agreement (“Claims”), except that AS&E shall not indemnify Accuray to the extent that such damage or loss is a direct result of the negligence or willful misconduct of Accuray or a manufacturing defect of the Product.  Accuray shall indemnify and hold AS&E harmless against any and all Costs arising as a direct result of its negligence, willful misconduct or manufacturing defect of the Product to the extent such Costs reflect Accuray’s relative fault therefor.

13.2.             Intellectual Property Indemnity.  Accuray shall at its expense defend any action brought against AS&E with respect to a claim by a third party that the design or manufacture of the Products infringes any valid patent or other intellectual property right, and shall pay any damages awarded by a court arising from such claim (“IP Claim”), provided AS&E gives Accuray prompt written notice of such IP Claim and assistance in settling or defending such IP Claim.  Accuray agrees not to settle any such IP Claim without the prior written consent of AS&E (not to be unreasonably withheld).  AS&E shall have full authority to settle or defend any claims brought against it to the extent such claims do not allege that the Products infringe intellectual property rights of a third party or are otherwise excluded under Section 13.2.2.

13.2.1.             Certain Remedies.  If a court judgment prohibits AS&E’s continued use of a Product, or if at any time Accuray determines that a Product may become subject to a cause of action for infringement, Accuray may at its expense either (i) procure a license to enable AS&E to continue using such Product, (ii) replace such Product with a non-infringing Product, or (iii) remove such Product and refund a pro-rated portion of the purchase price paid by the Customer for such Product.  Accuray shall have no liability hereunder with respect to any claims settled by AS&E without Accuray’s prior written consent (not to be unreasonably withheld).

13.2.2.             Indemnity Exclusions.  Accuray shall have no liability for, and AS&E shall indemnify and hold Accuray harmless from and against any Costs incurred in relation to claimed infringement by the Product of any third party intellectual property rights to the extent such infringement arises solely from: (i) the use of a Product by AS&E or its personnel other than in the Homeland Security or Non-

Initials: AS&E
Accuray	/s/DJM

Destructive Testing markets, (ii) the combination of the Products with equipment, processes, programming applications or materials not furnished by Accuray; provided however that Accuray shall bear proportionate liability for such claim only to the extent the design or manufacture of the Product contributes to the claimed infringement, (iii) compliance by Accuray with AS&E’s designs, specifications or instructions, or (iv) AS&E’s continued use of a Product after Accuray has recommended in writing that AS&E suspend such use. This Section 13 states Accuray’s entire liability for any claim based upon or related to any alleged infringement by a Product of any third party intellectual property right.

13.3.             Indemnification Process.  The indemnities in this Section 13 are subject to (i) the indemnifying party receiving prompt written notice of the Claim, (ii) the indemnifying party having sole authority to defend or settle the Claim, and (iii) the indemnified party does not compromise or settle the Claim without the indemnifying party’s prior written consent (not to be unreasonably withheld).  The indemnified party shall provide reasonable cooperation to the indemnifying party in the defense and settlement of such Claim.

14.                     INDEPENDENT CONTRACTOR

14.1.             Independent Contractor Status.  Each of the parties hereto shall conduct the work to be performed hereunder as an independent contractor and not as an agent or employee of the other party.  Subject to the terms and conditions of this Agreement, each party shall choose the means to be employed and the manner of carrying out its obligations hereunder.  Neither party has authority, express or implied, to assume or create any obligations on the other party’s behalf with respect to Products or otherwise.  Without limiting the generality of the foregoing, neither party shall make any representation, guarantee or warranty on the other party’s behalf, except that AS&E may provide end-user customers with certain Product performance metrics that are published by Accuray.  Neither party shall use the other party’s company name, logo, artwork designs or abbreviations thereof in any way that may result in confusion in relation to AS&E and Accuray being separate entities.

15.                     COMPETITION

15.1.             Competition.  Except as provided in the License Agreement and Section 7.3 above, nothing in this Agreement shall limit the right of Accuray or AS&E to develop, have developed, procure and/or market products or services now or in the future, including any which may be competitive with those that are the subject of this Agreement.  Neither party shall be required to disclose planning information to the other.

16.                     EXPORT

16.1.             Export.  AS&E shall be responsible for obtaining and maintaining any export license(s) required for delivery of any Products by AS&E outside the United States.  To the extent previously received by Accuray, Accuray agrees to provide AS&E with the Product’s most current technology classification as determined by the U.S. Department of Commerce - Export Administration Regulations (EAR) or, if applicable the U.S. Department of State - International Traffic in Arms Regulations (ITAR).

Initials: AS&E
Accuray	/s/DJM

17.                     INSURANCE

17.1.             Insurance Requirements.  Each party warrants that it is covered by liability insurance adequately covering its liabilities under this Agreement.  Upon reasonable written request, a party shall provide the other party with evidence of such insurance.  If in the performance of this Agreement, either party is required to work in and/or enter premises occupied by or under the control of the other party or a third party contractor of the other party, or to use or operate property furnished by the other party, such other party shall procure and maintain during the entire performance period of this Agreement, premises liability, public liability, property damage and worker’s compensation insurance in prudent, reasonable, and/or statutory amounts.

18.                     SECURITY SYSTEMS MARKET

18.1.             License to Use Purchased IP for Security Systems Applications.  Pursuant to Section 2.1 of the License Agreement, Accuray granted AS&E an irrevocable, exclusive (even as to Accuray), worldwide, fully paid license of the Intellectual Property (as defined in the Asset Purchase Agreement) solely for use in connection with the design, development, marketing, manufacturing, sales and service of products intended for use in the Homeland Security Market and the Non-Destructive Testing Market (“Security Systems License”).

18.2.             Traveling Wave Linear Accelerator Project.  Following the Asset Purchase, Accuray developed the Traveling Wave IP for use in connection with medical, commercial and industrial markets including, but not limited to, medical, Homeland Security and Non-Destructive Testing Markets.  AS&E does hereby acknowledge and agree that none of the design, development, marketing, manufacturing, sales or other activities in relation to Traveling Wave IP by Accuray were in breach or contravention of the License Agreement granted to AS&E.  AS&E acknowledges and agrees that Accuray may continue its development, manufacturing sale or offering for sale to third parties of products incorporating the Traveling Wave IP by Accuray for use in the Homeland Security Market or Non-Destructive Testing Market.

18.3.             General Release.  In consideration of the provisions set forth herein, the receipt and sufficiency of which are hereby acknowledged, each of AS&E and Accuray, for themselves, their respective predecessors, successors, assigns, agents and representatives, as well as each entity that such party has the power to bind (by such party’s acts or signature) or over which such party directly or indirectly exercises control (each party a “Releasor” and, collectively “Releasors”), hereby forever releases, discharges, acquits and forgives the other party, its officers, directors, shareholders, employees, agents, affiliates, successors and assigns (each party a “Releasee” and, collectively, “Releasees”), from all, and all manner of, claims, demands, causes of action, obligations, damages, attorneys’ fees, costs and liabilities of any nature, at law or in equity, whether or not now known, suspected or asserted, which such Releasor ever had, now has, or may claim to have, or which such Releasor’s successors or assigns can, shall or may have, for or by reason of the License Agreement, the Accuray IP, and the Security Systems License, from the beginning of time until the date of execution of this Agreement.

Initials: AS&E
Accuray	/s/DJM

AS&E hereby expressly waives the benefits of and any and all rights under Section 1542 of the Civil Code of California, which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

19.                     PUBLICATION

19.1.             Publication.  Neither party shall disclose the terms of this Agreement to any third party, (with the exception of that party’s outside legal counsel, accountants, or auditors) or the nature of the relationship of the parties with respect to the terms of this Agreement, without first obtaining the written consent (which consent shall not be unreasonably withheld) of the other party, except as may be required by applicable law, regulation or stock exchange requirement.

20.                     GENERAL

20.1.             Force Majeure.  Neither party shall be deemed to be in default of this Agreement if prevented from performing any obligation hereunder for any reason beyond its reasonable control including, without limitation, governmental laws and regulations, terrorists acts, acts of God or the public, calamities, floods, and storms.

20.2.             Disputes.  Should any difference, dispute, claim or controversy (“Dispute”) arise under this Agreement between the parties which cannot be resolved by discussions, the parties shall attempt, in good faith, to negotiate a mutually agreeable resolution within sixty (60) days after the Dispute arises.  Should any Dispute not be resolved by the parties within such sixty (60) day period, the chief executive officers (or any other duly authorized representative) of both parties shall attempt to amicably resolve the Dispute over a further thirty (30) day period.  Should the Dispute remain unresolved by the chief executive officers or authorized representatives of the parties following such further thirty (30) day period, then the Dispute will be settled in any federal or state court of competent jurisdiction in the State of California.

20.2.1.            Subject to Section 20.2 above in the case of a Dispute other than a Dispute arising under Section 7.3 or Section 19 hereof or under the License Agreement, nothing herein shall be construed to restrict either party from seeking injunctive relief or other equitable relief in a court of competent jurisdiction.

20.3.             Governing Law.  The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of California, without regard to its conflict of laws rules and shall bind the parties, their successors and permitted assigns.  The parties agree that the United States federal or state courts located in California shall have jurisdiction.

20.4.             Damages.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL OR

Initials: AS&E
Accuray	/s/DJM

INDIRECT DAMAGES WITH RESPECT TO THIS AGREEMENT.  IN NO EVENT SHALL EITHER PARTY’S CUMULATIVE LIABILITY UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT, OTHER THAN SECTION 13.2 HEREOF, RESULTING FROM ANY COURSE OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR ANY OTHER LEGAL THEORY, EXCEED THE TOTAL AMOUNT OF PAYMENTS MADE OR RECEIVED HEREUNDER.THE PARTIES AGREE THAT THE SOLE REMEDY FOR BREACH HEREUNDER, WHETHER IN LAW OR EQUITY, SHALL BE LIMITED TO THOSE SET FORTH IN THIS AGREEMENT.

20.5.             Assignment.  Subject to Section 7.3 above, neither party may assign this Agreement without the other party’s prior written consent, which consent shall not be unreasonably withheld.  Any attempted assignment or transfer of any of the rights, duties or obligations contained in this Agreement without the prior written consent of the other party shall be void.  If consent is given, this Agreement shall be binding upon and inure to the benefit of the assigns.  Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties’ permitted successors and assigns.

20.6.             Survival.  Sections 7 (Intellectual Property and Joint Research and Development), 8 (Termination), 9 (Warranties), 10 (Service, Training and Spare Parts), 11 (Product Returns), 13 (Indemnification), 15 (Competition), 16 (Export), 18 (Security Systems Market), 19 (Publications) and 20 (General) will survive the termination of this Agreement in accordance with their terms or, if no term is specified, indefinitely.

20.7.             Severability.  If any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions of the Agreement will remain in full force and effect, and the provision affected will be construed so as to be enforceable to the maximum extent permissible by law.

20.8.             Notices.  All notices required or permitted under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery service, or by certified mail, and in each instance will be deemed given upon receipt.  All notices will be sent to the addresses set forth below or to such other address as may be specified by either party to the other in accordance with this Section.

To Accuray:	To Supplier:
Accuray Incorporated	American Science and Engineering, Inc.
Attention: General Counsel	Attention: Howard Hersey
1310 Chesapeake Terrace	829 Middlesex Turnpike
Sunnyvale, CA 94089	Billerica, MA 01821
Tel.: 408.716.4648	Tel.: 978.262.8882

20.9.             Entire Agreement.  This Agreement constitutes the complete and exclusive understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject

Initials: AS&E
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matter hereof.  Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by authorized representatives of the parties.

20.10.       Waiver.  Any waiver of a breach or any failure to enforce any provision of this Agreement will not constitute a waiver of any subsequent breach of such provision, any other provision of this Agreement or the rights of a party pursuant to this Agreement.

20.11.       Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

20.12.       Termination of Prior Agreement.  Accuray and AS&E are parties to a Basic Purchase Agreement effective January 10, 2005 for the sale by Accuray of certain linear accelerator products to AS&E (“Prior Agreement”).  The parties are entering into this Agreement for the sale of Products by Accuray to AS&E; therefore, upon the execution of this Agreement by the parties and as of the effective date of this Agreement, the Prior Agreement, and all of its terms and conditions, shall automatically terminate and the terms and conditions of this Agreement shall govern the respective rights and obligations of the parties.  The parties agree that as of the effective date of this Agreement the terms of this Agreement shall supersede the terms of the Prior Agreement in their entirety.

[SIGNATURE PAGE FOLLOWS]

Initials: AS&E
Accuray	/s/DJM

IN WITNESS WHEREOF, the parties have signed this Agreement as of the last date set forth below.

ACCURAY INCORPORATED		AMERICAN SCIENCE AND ENGINEERING, INC.

By:	/s/ Chris A. Raanes	By:	/s/ Patricia A. Gray

Print Name:	Chris A. Raanes	Print Name:	Patricia A. Gray

Title:	COO	Title:	Sr. VP and General Counsel

Date:	1/8/10	Date:	December 21, 2009

ACCURAY LEGAL:

By:	/s/ Darren J. Milliken

Print Name:	Darren J. Milliken

Title:	Senior Vice President and General Counsel

Date:	1-8-2010

Initials: AS&E
Accuray	/s/DJM

EXHIBIT A

PRODUCTS AND PRICING

6MEV Standing Wave Linac System:

Quantity	Price per Unit
Order Qty: 1 – 9 units	[*] per unit
Order Qty: 10+ units	[*] per unit

3 MEV Standing Wave Linac System:

Quantity	Price per Unit
Order Qty: 1 – 9 units	[*] per unit
Order Qty: 10+ units	[*] per unit

Traveling Wave LINAC System Pricing:

1. Preliminary Pricing. Accuray agrees to provide discounted pricing to AS&E for traveling wave LINAC products (“Traveling Wave Products”) sold by Accuray to its commercial customers in the Homeland Security market.   Discounted pricing shall be established on a product by product basis prior to Accuray’s first commercial delivery in the Homeland Security market, but, thereafter, shall be subject to adjustment in accordance with this provision. AS&E and Accuray agree to meet annually to review product development and agree (i) pricing, (ii) volume thresholds and (iii) product definitions for Traveling Wave Products sold to AS&E.  The first meeting shall take place within one (1) month following the Effective Date with subsequent meetings to occur annually thereafter during the Term of this Agreement on the anniversary of the initial meeting date, unless otherwise agreed between the parties.  Subject to the annual review of the parties, pricing for Traveling Wave Products shall be:

(a)	[*]; or

(b)	[*].

2. Administration of Adjusted Pricing. Notwithstanding the foregoing, on the date (“Adjustment Date”) that Accuray delivers any Traveling Wave Product to a Commercial Customer in the Homeland Security market at a price that is lower than the then applicable purchase price available to AS&E in accordance with the volume thresholds and product definitions agreed between the parties, then, (i) AS&E shall be entitled to receive adjusted pricing as provided in subsections (a) or (b) above, as applicable (“Adjusted Pricing”), and (ii) in the event Accuray delivers Traveling Wave Products to AS&E after the Adjustment Date but invoices AS&E for such products without application of the Adjusted Pricing as required above (“Legacy Priced Products”), AS&E shall be credited the amount of the difference in the per unit price invoiced by Accuray and the applicable per unit Adjusted Pricing that should apply (“Price Credit”) for each of the Legacy Priced Products.  Price Credits shall be applied to (y) future invoices for Traveling Wave Products delivered to AS&E on a one Price Credit per unit invoiced basis or, if AS&E does not purchase additional Traveling Wave Products, (z) to future invoices for Spare Parts delivered to AS&E on a dollar for dollar basis.

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Initials: AS&E
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3.  Development Products.  The parties agree that any sale by Accuray to a customer in the Homeland Security Market of development units of Traveling Wave Products provided for engineering and/or evaluation purposes and not for commercial use shall not be considered a sale to a Commercial Customer for the purposes of Sections 1 and 2 above.

4.  Audit. AS&E shall be permitted to audit the application of such Price Credits to its purchases in accordance with the audit process provided in Section 2.5 of the Agreement to ensure compliance with this provision.  If the results of the Audit demonstrate that Accuray has not appropriately applied Price Credits to AS&E’s purchases of Traveling Wave Products and/or Spare Parts hereunder, Accuray shall be responsible for the cost of the Audit.

[INTENTIONALLY LEFT BLANK]

Initials: AS&E
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EXHIBIT B

LONG LEAD-TIME PARTS

The following list of Long Lead-Time Parts is subject to change from time to time as notified to AS&E in writing as a result of Product modifications, availability of parts, vendor substitutions and similar restrictions.

Part Description	Lead-Time (Weeks)
1. Dummy Load Water cool	16.0
2. Electron Gun	16.0
3. Circulator 4 Port W/L Power	16.0
4. WG 5’ Long	16.0
5. Atten DC 18GHz 3db	14.0
6. Plate Cvr AE Accel Hsg	14.0
7. Pulse Xfmr&Pulsh SH	13.0
8. Gun Elect 3.5MeV	12.9
9. Modulator Assembly	12.0
10. Pot 2K 3-Turn ¼ shaft	10.7
12. Control Chassis Assembly	10.0

[INTENTIONALLY LEFT BLANK]

Initials: AS&E
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EXHIBIT C

ACCEPTANCE TEST PROCEDURES

1.  Work Instruction 026619 for Industrial 6 MeV Linear Accelerator Extended Guide

2.  Work Instruction 028519 for WI Test X-ray Head AS&E 6 MeV Extended Guide

3.  Work Instruction 027339 for WI Test X-ray Head AS&E 3.5 MeV

4.  Work Instruction 023745 for Industrial 3.5 MeV Linear Accelerator

[INTENTIONALLY LEFT BLANK]

Industrial 6MeV Linear Accelerator Extended Guide Final System Test Procedure

System Serial Number

WI 026619

Rev A

Accuray Confidential

Copyright © 2010 Accuray Incorporated

APPROVAL

DEPT. MANAGER: J Rodriguez	DATE:	4-20-07

/s/ Peter Nowakowski

Revision History

Rev.	ECO #	Description of Change	Revised By	Date
A	3916	Initial Release.	D Skowbo	4/19/07

1.0          PURPOSE/SCOPE

This document defines the tests and measurements for Final Factory Test of the 6 MeV Extended Guide Industrial Linear Accelerator X-ray System.

Additionally, this document describes standard test procedures commonly used for purposes of characterizing the Industrial Linear Accelerator X-ray System.

All operating characteristics identified in the course of implementing these procedures are recorded for the purpose of establishing baseline information on the equipment, i.e. the actual operating conditions at the time of acceptance.

2.0                               RESPONSIBILITY

Test Engineering is responsible for the maintenance of this test document

3.0          ASSOCIATED MATERIALS & EQUIPMENT

3.1         Reference Documents

The latest revisions of the following documents shall apply.

•                  Equipment specifications for the 6 MeV Extended Guide High Energy Industrial Linear Accelerator.

•                  Workmanship Requirements for electronic systems.

3.2         Data

All data shall be recorded on reproducible copies of the test data sheets.  A clear copy of all acceptance test data shall be supplied with each system. The original is to be filed in the Device History Record.

3.3         Test Conditions

3.3.1 Input Power customer specific.

3.3.2 Ambient Temperature 40 to 90°F

3.4 Test Equipment

All instrumentation used shall be in calibration and of sufficient accuracy to perform the required measurements. Test equipment/ aids/ fixtures used during the performance of tests are recorded in section 6 of test procedure.

4.0          TEST EQUIPMENT LIST

The following is a list of recommended test equipment to be used for performance of these tests.  If the recommended instrument is not available, a suitable alternate of similar range and accuracy may be used.

A     Oscilloscope Tektronics TDS 220 OR TDS720A

B     Digital V.O.M. Fluke Model 79

3

C     Water Flow Gauge.

D     High Voltage Probe (Oscilloscope) Tektronics P6015

E      H.V. Probe, D.C.

F                 Electometer “Unidos E”, 0.6cc “peanut” with 6 Mev build-up cap.

G     Steel Plates (Half value layer checks).

H     Laminar Camera, Mylar .007, steel .014

5.0               PROCEDURE

5.1           System Test

Section 7 of this document provides a step-by-step procedure for complete final factory test of the 6 MeV Extended Guide Industrial Linear Accelerator X-ray System.  It is assumed that complete system checks out, debug and calibration has been accomplished prior to the start of this test.

Although the test steps have been placed in logical sequence, it is not a requirement of this test to perform the test steps in that order.

All data must be entered in ink.  No erasures or “white-outs” are allowed. No writeovers are to be used when correcting errors. Entries may be lined out, initialed, and new data entered with appropriate explanation on the same page.

5.2           Option List

The options included with each deliverable system shall be noted in the space provided in the Data Record. If no options provided write “NONE”.

5.3           Acceptance

Upon completion of this data package, the appropriate staff should review the results for accuracy, completeness and compliance with specifications. (see page 21) The appropriate signatures and dates in Part 9.0 will indicate acceptance.

5.4           Disposition

Original – Device History Record

1 Copy  - with Tested Unit

4

6              Test Equipment Calibration

Test Equipment	Information	Calibration Expiration
Oscilloscope	Mfg:
Model:
SN:
Digital Multimeter	Mfg:
Model:
SN:
High Voltage Oscilloscope Probe	Mfg:
Model:
SN:
High Voltage Probe	Mfg:
Model:
SN:
Electrometer	Mfg:
Model:
SN:
0.6 cc Ion Chamber with 6 MeV Buildup Cap	Mfg:
Model:
SN:
Water Flow Gauge	Mfg:
Model:
SN:

5

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.1 SF6 Gas System
7.1.1 System Pressure regulator: Open value on SF6 tank, set regulator valve to maintain required system pressure, close valve on SF6 tank.	System Gas Pressure	30	32	28	psig
7.1.2 System Leak Rate: Observe SF6 gas system pressure over a 48-hour period. Record leak rate.	SF6 Gas leak rate	0	0.2	N/A	psig/day
7.2 Water System
7.2.1 Leak Check: Check water chiller, x-ray head RF system, interconnects hoses and fittings for water leaks.	Water Leaks	None	N/A	N/A	None
7.2.2 Flow Rate: Measure water flow rate.	Flow Rate	1.0	N/A	.75	gpm
7.2.3 Water chiller power, OFF Delay: Switch power off at control and observe time elapsed before water chiller switches off.	Chiller Power Off Delay	3	5	3	min
7.3 System Power
7.3.1 Measure and record 3 phase input power.	☐ 380 System	380	400	360	VAB
	☐ 480 System	480	504	456	VAC
					VBC
7.3.2 Main Thyratron Filament Voltage: Measure and record main Thyratron filament voltage.	Main Thyratron Filament Voltage	6.3	6.8	5.8	Vac
7.3.3 Main Thyratron Grid Bias Voltages: Measure and record Thyratron grid bias at the tube socket. Caution: Modulator Triggers should be turned off.	Grid 1 no load	125	150	75	(VDC)
	Grid 1 Loaded	20	50	10	(VDC)
	Grid 2	-70	-120	-50	(VDC)
7.3.4 With H.V. Off record thyratron trigger waveform with digital scope or with scope camera, label & attach copy of waveform to this report.	Waveform Copy attached
7.3.5 Dequing Thyratron Filament Voltage and Grid Trigger Power Supply Voltage: Measure and record dequing filament voltage at tube socket.	Dequing Thyratron Filament Voltage	6.3	6.8	5.8	(VAC)
7.3.6 Measure and record Dequing grid trigger power supply voltage on dequing trigger chassis	Dequing Grid Trigger Power Supply	300	350	250	(VDC)
7.3.7 VacIon® Power Supply Voltage: Measure and record high voltage out of VacIon® P.S.	VacIon P.S. High Voltage	4.5	5.5	3.5	(KVDC)
7.3.8 Measure and record - 15 VDC to VacIon chassis in Modulator	VacIon P. S.- 15 VDC	- 15.0	- 15.5	- 14.5	(VDC)
7.3.9 Verify 0.1 Hour elapsed time on Filament Hour Meter for 6 minutes (5 min for 50 Hz) of power ON time.	Filament Hour Meter	6’	6’36’’	5’24’’
		5’	5’36”	4”24”
7.3.10 Verify 0.1 Hour elapsed time on Beam Hour Meter for 6 minutes (5 min for 50 Hz) of High Voltage ON time.	H.V. Hour Meter	6’	6’36’’	5’24’’
		5’	5’36”	4”24”

6

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.4 MAGNETRON HTR OPERATION
7.4.1 Magnetron Heater — Initial Voltage (Magnetron Filament Soft Start): Turn power on. Record Magnetron filament voltage for first 15 seconds after power on, as observed on modulator meter.	Magnetron Heater Voltage Initial	4.5	6.5	3.5	(VDC)
7.4.2 Magnetron Heater — Pre-Warm Voltage and Current: Measure the magnetron filament voltage after system power has been on for more than 10 minutes. System in LOCAL control. HV Breaker off.	Magnetron Heater Voltage	-9.5	-11	-8	(VDC)
7.4.3Determine magnetron heater current by measuring voltage across R2 in magnetron heater power supply. Measure during pre-warm.	Magnetron Heater Current	10	15	N/A	(VAC)
7.4.4 Magnetron Heater Standby: Select Remote Control with switch inside the control chassis. J32 disconnected from the back of the control chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. (Disconnect J32-3 to J32-22and return system to LOCAL control after this test.)	Magnetron Heater Standby Voltage	-8	-9	-6.5	(VDC)
7.4.5 Magnetron Heater Power Supply PS1: Measure and record voltages out of power supply PS1 in Magnetron Heater Power Supply Box.	PS1 + 15	+ 15.0	+15.5	+14.5	(VDC)
	PS1 – 15	- 15.0	-15.5	- 14.5	(VDC)
7.4.6 Magnetron Heater - Meter Calibration: Set switch on modulator to Magnetron heater and read voltage at meter on modulator during 30 sec. magnetron filament pre-warm. Compare with actual magnetron heater voltage measured in 7.4.2.	Meter Accuray	0	+ 0.2	- 0.2	(VAC)
7.4.7 Magnetron Heater - Run Voltage: Magnetron heater voltage steps down correctly as P.R.F. is increased. Measure and record the pulse rate at which steps occur and the magnetron heater voltage at these steps. (Voltage observed on meter on modulator).	Step 1 PRF	80	100	60	(Hz)
	Mag Htr Mtr	7.0	8.5	5.5	(VAC)
	Step 2 PRF	130	155	105	(Hz)
	Mag Htr Mtr	5.0	6.5	3.5	(VAC)
	Step 3 PRF	155	125	175	(Hz)
	Mag Htr Mtr	3.6	5.0	2.2	(VAC)
	Step 4 PRF	180	220	140	(Hz)
	Mag Htr Mtr	3.0	4.5	1.5	(VAC)
7.4.8 Mag Htr Run Back Operation	Run Back	OK	N/A	N/A	☐Yes☐No

7

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.5 Modulator Characteristics
7.5.1 PRF at rated Output: Place a radiation ion chamber at a distance of 100 cm from the target and centered in the radiation field. Filter Block not installed on end of Primary Collimator. Use 6MeV build up cap on the ion chamber. Set PRF to produce 434 R/min (384 cGy/Min) at 100 cm. Record pulse rate.	PRF at 434 R/min	180	200	N/A	(Hz)
7.5.2 Magnetron Pulse Current: Connect oscilloscope to Magnetron current pulse jack at control console. Turn radiation on and adjust PRF to obtain 434 R/Min out at 100 cm. Measure and record Magnetron Pulse Current. (1V = 10 A)	Magnetron Pulse Current	75.0	84.0	N/A	(A)
7.5.3 While closely observing Magnetron pulse current amplitude, adjust pulse rate from maximum to minimum. Verify that Magnetron current varies Less than 0.5A through entire PRF range.	Magnetron Pulse Current stability	<0.5	0.5	N/A	(A)
7.5.4 Record magnetron pulse current waveform and attach copy of waveform to this report.	Capture Mag I Waveform
7.5.5 Magnetron Current Pulse Width: Measure and record Magnetron Current Pulse Width at 50% and 90% amplitude	@ 50%	4.0	4.2	3.8	(μsec)
	@ 90%				(μsec)
7.5.6 Percentage Dequing: Determine the % Dequing with unit running at 434 R/Min. Measure HVPS voltage and PFN voltage. Calculate % Dequing. 2 VHPS – VPFN VPFN	% Dequing	15	25	10	(%)
7.5.7 With H.V. scope probe, record the PFN waveform with digital scope or scope camera, label & attach copy of waveform to this report.	Capture PFN Waveform
7.5.8 High Voltage Soft Start: With PRF set to 150 PPS turn high voltage ON. Measure and record Magnetron current during Soft Start	Magnetron Current during Soft Start	50	55	N/A	(A)
7.5.9 Measure and record HVPS soft start duration	Soft Start duration	5	6	3	(sec)
7.5.10 Measure and record Magnetron Current ramp up duration. Duration time starts after audible pre-warn shuts off.	MAG I ramp up duration	15	20	10	(sec)
7.5.11 Modulator H. V. P. S. Output Voltage: Connect a H. V. Scope probe to the output of H. V. P. S. in Modulator. Turn radiation ON and adjust PRF to obtain 434 R/min. Measure and record H. V. P. S. Output Voltage.	H. V. P. S. Output Voltage	10.5	12.5	10.0	(KVDC)
7.5.12 Modulator H. V. P. S. Voltage Meter Calibration: Turn radiation ON and adjust PRF to obtain 434 R/min. Read Modulator Voltage meter on Modulator. Compare the actual Modulator H. V. P. S. Voltage measured in 7.5.11.	Modulator H. V. P. S. Voltage Meter Reading Calibration	0	+ 0.5	- 0.5	(KVDC)
7.5.13 Modulator H. V. P. S. Current: Turn radiation ON and adjust PRF to obtain 434 R/Min. Record HVPS Current at meter on Modulator	Modulator H. V. P. S. Current Meter Reading	200 mA	500 mA	N/A	(mA)
7.5.14 Record the charging current waveform at J3 on modulator, with digital scope or scope camera.	Capture Charge I Waveform
7.5.15 Pulse Rate Frequency Limits: Turn radiation ON and set PRF to maximum. Measure and record PRF. Adjust PRF to minimum. Measure and record PRF.	PRF Max.	190	200	N/A	(Hz)
	PRF MIN	40	50	N/A	(Hz)
7.5.16 Vacuum Current: Turn ON radiation and set PRF to produce 434 R/Min. Record vacuum current displayed at meter on Modulator.	Vacuum Current	10.0	25.0	N/A	(μA)

8

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.5.17 Core Bias Current: Determine Core Bias Current by measuring voltage across R77 on Core Bias P. S. chassis in Modulator.	Core Bias Current	2.8	3.5	2.0	VDC
7.5.19 Capture Forward RF waveform	Fwd Pwr
7.5.20 Capture Reflected RF waveform	Ref Pwr
7.5.21 Capture Magnetron H.V. waveform	Mag HV @ 1us
7.5.22 Capture Magnetron H.V. Backswing	Mag HV @ 5us
7.6 AFC System
7.6.1 AFC Electronics Power Supplies: Measure and record PS1 and Stepper Motor P. S. Voltages.	PS1 + 12 PS1 -12 Stpr +11	+ 12.0 -12 + 11	+ 12.3 -12.5 +14	+11.7 -11.5 +9.5	(VDC) (VDC) (VDC)
7.6.2 Magnetron Tuner: (2 people required). Operate Magnetron tuner through several complete cycles from stop to stop. Note that operation is smooth and free of slipping and binding.	Mechanical Operation
7.6.3 Monitor Magnetron tuner position meter at control while running tuner from stop to stop.	Meter Low Meter High	0.0 1.0	0.04 1.0	0.0 0.96
7.6.4 Check number of revolutions of tuner from stop to stop.	Tuner Mech. Stops	2.5	2.88	2.0	(Rev)
7.6.5 Monitor the time it takes for magnetron tuner meter to move full scale.	Mag tuner speed	24	26	22	(sec)
7.6.6 Magnetron Tuner Initial Position: With H.V. OFF and AFC selected at Control Console, read and record Magnetron tuner initial position on meter at Control Console.	Magnetron Tuner Initial Position	N/A	0.95	0.05
7.6.7 With AFC still selected, operate manual tune switch above and below initial position, note that tuner returns to initial position on meter.	Initial Position Stability	0	+ 0.02	- 0.02
7.6.8 AFC Operation at max Rep Rate on Control Chassis. HV Beam OFF for more than 5 minutes. Turn HV ON with PRF set to maximum. Note that AFC is locked on peak dose rate output after 1 minute. Verify by operating tuner manually above and below frequency locked on in AFC.	AFC Lock @ max PRF	100	100	90	(%)
7.6.9 With HV still ON, check that AFC locks back on frequency when tuner is manually tuned 0.1 divisions above and below AFC tune point on meter.	AFC Range @ max PRF	+/- .1 Division
7.6.10 Verify that AFC loop settles within 2 seconds as viewed on mag tuner meter.	AFC settle time @ max PRF	1	2	0	(sec)
7.6.11 Repeat 7.6.8 with PRF set to minimum.	AFC Lock @ min. PRF	100	100	90	(%)
7.6.12 Repeat 7.6.9 with PRF set to minimum	AFC Range @ min PRF	+/- .1 Division
7.6.13 Verify that AFC loop settles within 2 seconds as viewed on mag tuner meter.	AFC settle time @ min PRF	1	2	0	(sec)
7.6.14 Measure and record the following D.C. voltage levels on phase control P.C.B. in AFC box REF. To pin 11 on P.C.B. AFC/Man switch to man.	U2:5 U2:6 U2:10 U2:7	6.0	7.0	5.0	(VDC) (VDC) (VDC) (VDC)

9

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.7 Gun Control System
7.7.1 Accelerator Gun Heater Voltage Power Off Mode: With system power off and modulator circuit breakers on, measure and record accelerator gun heater voltage.	Gun Heater Voltage	-4.0	-5.0	-3.2	(VDC)
7.7.2 Accelerator Gun Heater Voltage: With system power on, measure and record accelerator gun heater voltage.	Gun Heater Voltage	-6.0	-6.6	N/A	(VDC)
7.7.3 Accelerator Gun Heater Meter Calibration: Set switch on modulator to gun heater and read voltage at meter on modulator. Compare with actual X-ray head heater voltage measured in 7.7.2	Meter Reading	0	+ 0.2	-0.2	(VDC)
7.7.4 Gun High Voltage: Set up High Voltage Probe to measure Gun H. V. at P. S. in Arm Module. Turn Gun H. V. ON by performing radiation ON sequence.	Gun H. V.	-15.0	-20.0	N/A	(KVDC)
7.7.5 Grid Pulse Amp. Measure and record power supplies for grid pulse amp PCB.	+ 335 VDC PS 15 VDC PS	+ 335 15	+ 355 15.5	+ 315 14.5	(VDC) (VDC)
7.7.6 Measure and record Gun Grid low level PS2	PS +12 VDC PS -12 VDC	12.0 -12.0	+ 12.2 - 12.5	+11.8 -11.5	(VDC) (VDC)
7.7.7 With gun H.V. Off, record grid pulse waveform with digital scope or scope camera	Grid Pulse Waveform
7.7.8 Gun H. V. Monitor: Measure Voltage at test points in Control Console, which monitors Gun High Voltage. (0 to 5V = 0 to 20 kV).	Gun HV Monitor	4.0	5.0	N/A	(VDC)
7.7.9 Gun HV Accuracy = (7.7.8 result * 4) / Abs(7.7.4 result)	Gun HV Accuracy	1	1.1	.9	(%)
7.7.10 Gun Pulse Current: Connect oscilloscope to monitor Gun current at BNC jack in Control Console. Turn radiation ON and adjust PRF to obtain 434 R/min. Measure and record Gun Pulse Current.	Gun Pulse Current	400	700	200	(mA)
7.7.11 Verify that Gun Current pulse amplitude is stable through full PRF range.	Gun Current PRF Stability	0	+3	-3	(%)
7.7.12 Gun pulse current. Check functionality of the gun I feed back ckt. Measure how long it takes for GunI to stabilize at initial beam on. Adjust Initial Grid Setting as close as practical to normal operating Gun Current.	Gun Current Pulse Stability	1	2	0	(sec)
	Initial Grid Setting	0	10	-10	(%)
7.7.13 Record gun pulse current waveform with digital scope on scope camera.	Gun I Waveform
7.7.14 Gun Current Pulse Width: Measure and record Gun pulse width. (Measure at 50% point)	Gun Current Pulse Width	4	6	3	(μsec)
7.7.15 Grid Negative Bias: Measure and record Gun Grid negative bias (with high voltage to gun OFF).	Grid Negative Bias Voltage	-180	- 200	-160	(VDC)
7.7.16 Measure TP5 Grid drive PCB (GND ref.)	TP-5	6	11	2	(VDC)
7.7.17 Measure R53 – CTR Grid drive PCB (GND ref.)	R53 - CTR	-0.5	-7	0	(VDC)
7.7.18 Measure U10-14 – CTR Grid drive PCB (GND ref.)	U10:14	-5	-10	-1	(VDC)
7.7.19 Measure TP6 Grid drive PCB-RF off, gun HV on (GND Ref.) Gun I S/H	TP-6	-5	-10	-1	(VDC)

10

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.7.20 Measure on GRID DRIVE AMP PCB. Gun HV ON and TP10 (P1:1) as ground reference.	U15:6	6.5	10	1	(VDC)
7.7.21 Measure on GRID PULSE AMP PCB. Gun HV ON and P1:1 as ground reference	P1:4 R2:Ctr P1:18	7 7 170	14 14 300	1 1 50	(VDC) (VDC) (VDC)
7.8 Interlocks

7.8.1 Door Interlock: With no interlocks active, open jumper between J20-N and J20-P on the Control Chassis. Verify that door interlock L.E.D. extinguishes, fault reset light illuminates and that radiation ON sequence cannot be initiated.

Door Interlock Operation

7.8.2 Water Flow Interlock: With no interlocks active, turn power OFF to water chiller. Verify that water flow L.E. D. extinguishes, fault reset light illuminates and that radiation ON sequence cannot be initiated. Note: MAG FIL L.E.D. extinguishes also.

Water Flow Interlock Operation

7.8.3 Magnetron Filament Interlock: With no interlocks active, reduce Magnetron Filament Voltage to 6.0 volts as observed on meter on Modulator Control Panel. Verify that Magnetron Filament L.E.D. extinguishes, fault reset light illuminates, and that radiation ON sequence cannot be initiated. Return Magnetron Filament Voltage to it’s normal value.

Magnetron Filament Interlock standby Operation

7.8.4 Turn off H. V. Circuit Breaker on Modulator. Perform radiation ON sequence. Reduce Magnetron Filament Voltage to 0 volts as observed on meter on Modulator. Verify that Magnetron Filament L.E.D. extinguishes, fault reset light illuminates and that H. V. contractor in the Modulator turns OFF. Return Magnetron filament to normal level.

Magnetron Filament Interlock H.V. ON Operation
7.8.5 Heater Delay Interlock: Turn system power OFF. Turn power back ON and observe time for heater delay interlock to clear	Heater Delay Time	12	15	10	(min)
7.8.6 Verify that Heater Delay Interlock is extinguished and that radiation ON sequence cannot be initiated during Heater Delay with all other Interlocks clear.	Heater Delay Interlock Operation
7.8.7 Turn system power OFF, turn power back ON and verify that Heater Delay time can be by passed by depressing momentary switch SW2 on Control Logic PCB	Heater Delay By-pass

7.8.8 SF6 Gas Interlock: With no interlocks active, bleed SF6 gas pressure down to 24 PSIG. Verify that SF6 gas L.E.D. extinguishes, FAULT RESET light illuminates and that radiation ON sequence cannot be initiated. Recharge system.

SF6 Gas Interlock Operation

7.8.9 Vacuum Interlock: With no interlocks active, momentarily short VacIon® High Voltage in X-ray head. (Warning: This test should be performed by Qualified Personnel only.) Verify that VACUUM L.E.D. extinguishes, FAULT RESET light illuminates, and radiation ON sequence cannot be initiated.

Vacuum Interlock Operation

7.8.10 Dose Power Supply Interlock: With no interlocks active, remove the two fuses from Dosimeter Power Supply Chassis. Verify that Dose P.S. L.E.D. extinguishes, FAULT RESET light illuminates, and radiation ON sequence cannot be initiated. Plug in A.C. power and clear fault.

Dose P.S. Interlock Operation (A.C. power OFF)
7.8.11 Disconnect Ion Chamber Bias monitor cable at connector J5-D on X-ray Head. Verify that Dose P.S. L.E.D. extinguishes. Reconnect this connector and reset fault.	Dose P.S. Interlock Operation (-300V Monitor)

11

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE

7.8.12 PLC Interlock: Turn power key on control to off. Place system in remote control. Disconnect J32 from control chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. System power comes on. Verify that PLC L.E. D. is off. Return system to LOCAL control. Reconnect J32 and depress Fault Reset. Verify that the PLC L.E.D illuminates.

	PLC Interlock Operation

7.8.13 High Voltage Over Current (HVOC) Interlock: Connect a Grounding Hook on PFN Coil. Attempt to turn Radiation ON. Note that HVOC fault occurs immediately. Verify that HVOC L.E.D extinguishes and FAULT RESET light illuminates. Remove Grounding Hook.

	HVOC Interlock Operation

7.8.14 Inverse Current Interlock: Connect a ground hook to H.V. Pulse output in Modulator. Attempt to turn Radiation ON. Note that INVERSE CURRENT fault occurs after soft start completes. Verify that INVERSE CURRENT L.E.D. is extinguished and fault reset light illuminates.

	INVERSE CURRENT Interlock Operation

7.8.15 Local Control Status: Place system in remote control. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. System power comes on. Verify that Local Control L.E.D. is extinguished. Return system to local control and depress reset. Verify that local control L.E.D illuminates.

	Local Control Status Operation
7.8.16 Gun HVPS Interlock: Turn radiation on – reduce gun H.V. with pot in control, while monitoring gun H.V. monitor test points in Control. Observe that gun HVPS interlock occurs when gun H.V. monitor is reduced to 85% to 90% of operating value of Voltage at these test points.	Gun HVPS Interlock Operation	90	95	85	(%)

7.8.17 Emergency Stop, Control Chassis: With Radiation ON, depress EMERGENCY STOP on Control Chassis. Verify that the Radiation and High Voltage shuts OFF. Check that E-Stop L.E.D. extinguishes, FAULT RESET light illuminates and that Radiation ON sequence cannot be initiated.

	E-STOP Operation (Control)
7.8.18 Beam On Status: With Radiation OFF, verify that BEAM ON L.E.D is off.	Beam On Status L.E.D Operation
7.8.19 Perform Radiation ON sequence and verify that RED X-ray ON push-button illuminates immediately	X-ray ON Light
7.8.20 Note the time it takes for BEAM ON L.E.D. to illuminate. Verify that radiation is OFF while the L.E.D. is off.	BEAM ON DELAY	15	20	8	sec.

7.8.21 AFC-Manual Status: Verify that AFC-Manual L.E.D. extinguishes when switch on Control Chassis is set to MANUAL. In LOCAL MODE, check that AFC-Manual switch does not shut OFF radiation in either position.

	AFC-Manual Status Operation

7.8.22 Covers:
With no interlocks active, open one of the cover interlock switches on the Modulator. Verify that the covers L.E.D extinguishes, Fault Reset light illuminates, and radiation ON sequence cannot be initiated. Repeat this test for the four modulator cover switches and for the seven RF System Cover Switches.

	Cover Interlock Status

7.8.23 H.V. Breaker: With system in standby mode, switch off the H.V. circuit breaker CB3 on the Modulator. Verify that the H.V. Breaker L.E.D. is extinguished. Switch the H.V. circuit breaker back on and depress the Fault Reset push button. Verify that the H.V. Breaker L.E.D. illuminates.

	HV Breaker Status

12

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE

7.8.24 HV Enable: Select Remote Control with switch inside the Control Chassis. Disconnect J32 from back of Control Chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. Verify that HV enable L.E.D is off. Remove jumper J32-3 to J32-22 and return system to local control. Switch power on and verify that HV enable L.E.D. is on.

H.V. ENABLE

7.8.25 External STOP: With Radiation ON, open jumper between J34-7 and J34-4 on the Control Chassis. Verify that radiation and high voltage shuts OFF. Check that EXT. EMERGENCY STOP L.E.D. is extinguished and that Radiation ON sequence cannot be initiated.

EXT STOP Interlock Operation
7.9 X-Ray Beam Characteristics

7.9.1 Energy Check Half Value Layer of Steel.

Filter Block not installed on end of Primary Collimator. Place Ion Chamber “Peanut” at 1 meter from target. Turn on radiation and adjust for reading of 425 R/Min on dose rate meter of Control Chassis.

Record dose rate measured on radiation monitor in cGy/min (should be approximately 376 cGy/min)

Place 1 inch of steel in front of Ion chamber. Turn on radiation and check that Dose Rate Meter on Control Chassis reads 425 R/min. Record dose rate measured on radiation monitor.

Repeat with 2-7 inches of steel in front of Ion Chamber.

Calculate half value layer range from data.

Determine the average H.V.L. for 2 through 7 inches of steel.

	None	376	400	350	cGy/min

	1 inch				cGy/min

	2 inch				cGy/min

	3 inch				cGy/min

	4 inch				cGy/min

	5 inch				cGy/min

	6 inch				cGy/min

	7 inch				cGy/min

	Half Value Layer Avg.	1.15	1.17	1.12	(in)
7.9.2 Target Spot Size Using Lamiar Camera make a spot size film shot. Determine vertical and horizontal spot size from film shot.	Vertical Spot size	2	2.2	N/A	(mm)
	Horizontal Spot Size	2	2.2	N/A	(mm)
7.9.3 Steering Coil Current: Record Steering Coil Current readings on meter on Control Chassis.	Coil 1		2	0	(A)

	Coil 2				(A)

	Coil 3				(A)

	Coil 4				(A)

13

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.9.4Water Temperature Regulation: Make A 30-minute radiation run at 434 R/Min. Check Water temperature at gauge on heat exchanger at end of this run.	Water Temp. Set Point	20 C°	35 C°	15 C°	(C°)
	Temp. Drift	0	+2 C°	-2 C°	(C°)
7.10 Dose Rate Meter Calibration
7.10.1 Dosimeter Electronics P.S.: Measure and record Dosimeter Electronics P.S. Voltages. Measure — 300VDC output of Dosimeter Bias supply. Measure +/- 15VDC to dose count PCB.	-300VDC	-300	-325	-275	(VDC)

	+15VDC	+15	+15.5	+14.5	(VDC)

	-15VDC	-15	-15.5	-14.5	(VDC)

7.10..2 Dose Rate Meter Calibration. Set PRF to produce 425 R/Min. Filter Block NOT installed on end of Primary Collimator. Place Ion Chamber 100 cm from Target and centered in the radiation field. Use 6Mev build up cap on Ion Chamber. Set up radiation monitor to measure integrated dose. Turn Radiation ON and adjust PRF to obtain 425 R/Min on radiation monitor. Record dose rate meter reading on control chassis.	Dose Meter Reading	425	432	418	(R/min)
7.11 PLC Checks

7.11.1 PLC Digital inputs:

Connect P.C. to the PLC serial port. Run test program & check that the status and interlock inputs to the PLC operate correctly.

Alternate Method: Verify that the digital inputs from the linac system illuminate the correct LED on the PLC input modules. Refer to PLC schematic.

	PLC Digital Input Operation

7.11.2 PLC Analog Input: With P.C. connected to the PLC, run the test program. Check that the dose rate displayed on the P.C. varies proportionally as the dose rate is varied from 100 to 400 R/min.

Alternate Method: Verify that dose rate analog input to the PLC varies from 2.0 to 8.0 VDC as the dose rate is varied from about 100 to 400 R/min

	PLC Analog Input Operation

7.11.3 PLC Digital Output: With a PC connected to the PLC serial port, run the test program. Check that the PLC outputs to the Linac operate correctly.

Alternate Method: Verify that the digital outputs to the Linac operate correctly by simulating each output.

	PLC Digital Outputs Operation
7.11.4 PLC ANALOG OUTPUT Connected to the PLC serial port, run the test program. Check that the pulse rate can be controlled by the PLC using the test program	PLC Analog Output Operation

7.11.5 External Trigger Checks Verify that the system operates correctly with an external trigger connected to the system Slowly vary external trigger pulse rate from 40PPS to 200PPS.	External Trigger Operation

7.11.6 Check that Pulse Rate to produce 434 R/min is approximately the same as pulse rate recorded in step 7.5.1.	External Trigger PRF 434 R/min
7.11.7 Check that Magnetron Heater Runback operates correctly when operating with external triggers	Run Back

14

TEST DESCRIPTION	ACTUAL	Initial/Date
8 Attachments
8.1 Thyratron Trigger Waveform	Attached: ☐ YES ☐ NO
8.2 Magnetron Current Waveform	Attached: ☐ YES ☐ NO
8.3 PFN Waveform	Attached: ☐ YES ☐ NO
8.4 HVPS I Waveform	Attached: ☐ YES ☐ NO
8.5 FWD PWR Waveform	Attached: ☐ YES ☐ NO
8.6 REF PWR Waveform Direct	Attached: ☐ YES ☐ NO
8.7 REF PWR Waveform via MCC	Attached: ☐ YES ☐ NO
8.8 Magnetron Voltage Waveform @ 1uS	Attached: ☐ YES ☐ NO
8.9 Magnetron Voltage Waveform @ 5uS	Attached: ☐ YES ☐ NO
8.10 Grid Pulse Waveform	Attached: ☐ YES ☐ NO
8.11 Gun I Waveform	Attached: ☐ YES ☐ NO
8.12 Film	Attached: ☐ YES ☐ NO
8.13 CTL TEST DATA	Attached: ☐ YES ☐ NO

15

9.  Serial Numbers

Assembly	Serial Number	QA Verify
X-Ray Head
Accelerator
Electron Gun
Vacuum Pump
Target
RF Window
Ion Chamber
RF Chassis
Pulse Transformer
Circulator
Water Load
Magnetron
Gun Electronics Chassis
Modulator
Main Thyratron
Dequing Thyratron
Control Chassis
PLC
Chiller

16

10.  Final Inspection

Description	Verify ☒	Comments	QA STAMP
10.1 Control Chassis
10.1.1 Visually verify control chassis motherboard has the following jumpers installed @ JP1, JP3, JP4, JP5, JP7, JP8, JP12, & JP15. No other jumpers to be installed	☐
10.1.2 Wiring routed neatly and secured	☐
10.1.3 Good electrical connections - solder, crimp, terminal board, etc	☐
10.1.4 Components, hardware - tight/secured	☐
10.2 PLC CHASSIS
10.2.1 Wiring routed neatly and secured	☐
10.2.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.2.3 Components, hardware- tight/secured	☐
10.2.4 Test Program Removed and System Program In Place	☐
10.3 MODULATOR
10.3.1 Wiring routed neatly and secured	☐
10.3.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.3.3 Components, hardware - tight/secured	☐
10.3.4 Ground hooks installed (qty 2)	☐
10.3.5 HV Labels installed	☐
10.3.6 Wiring routed neatly and secured	☐
10.3.7 Record HV Hours	☐
10.3.8 Record Filament Hours	☐
10.4 GUN ELECTRONICS
10.4.1 Wiring routed neatly and secured.	☐
10.4.2 Good electrical connections - solder, crimp, terminal board, etc.	☐
10.4.3 Components, hardware - tight/secured	☐
10.4.4 Ground hook installed	☐
10.4.5 HV Labels installed	☐

17

Description	Verify ☒	Comments	QA STAMP
10.5 RF System
10.5.1 Wiring routed neatly and secured	☐
10.5.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.5.3 Components, hardware - tight/secured	☐
10.5.4 HV Labels installed	☐
10.6 X-ray Head
Wiring routed neatly and secured	☐
Good electrical connections - solder, crimp, terminal board, etc.	☐
Components, hardware - tight/secured	☐
No oil leaks	☐
HV Labels installed	☐
10.7 Water Chiller
Inspection / Test data supplied by Neslab and attached to report	☐
10.8 CABLES AND HOSES
Labeled - with number, connector destination	☐
Outer insulation jacket clean, undamaged	☐

18

11 ACCEPTANCE

Discrepancies, Explanations, Notes:

Department	Signature	Date
Engineering
Quality Assurance

19

20           RADIATION SAFETY NOTICE/RADIATION WARNING NOTICE

20.1        Safety Precautions for Use and 0peration of X-Ray Producing Equipment

X-ray producing equipment can be dangerous to both the operator and persons in the immediate vicinity unless safety precautions are strictly observed.

Exposure to excessive quantities of X-radiation may be injurious to health.  Therefore users should avoid exposing any parts of their persons, not only to the direct beam, but also to secondary or scattered radiation which occurs when a x-ray beam strikes or has passed through any material.

Human beings have no senses for x-rays.  Therefore x-ray-measuring instruments, like low energy x-ray Geiger counters, must be used to detect x-ray emission or leakage radiation.  No x-ray exposure to human beings is permitted unless proper personnel monitoring devices are employed.

The electrical circuits, although enclosed and interlocked for the protection of operators, must be considered as a potential source of hazard calling for strict observance of those portions of instructions pertaining to safety in operation and maintenance.  Proper electrical grounding must always be observed.

Consequently, adequate precautions should be taken to make it impossible for unauthorized or unqualified persons to operate this equipment or to expose themselves or others to its radiation or electrical dangers.

Before utilizing the equipment, all persons designated or authorized to operate it, or supervise its operation, should have a full understanding of its nature and should also become familiar with established safe exposure factors.

20.2        Operating Conditions

The maximum operating voltages and currents, or ranges of voltages or currents are set at or established by the factory and should not be altered except as provided for in this Company’s instructions.  By exceeding established limitations the effectiveness of the incorporated shielding may be reduced to a point where the penetrating or emergent radiation may exceed safe values.  If radiation shielding shows chemical or mechanical damage, service personnel should be notified immediately to prevent accidental radiation exposure.

20.3        Interlocks

Interlock switches should be built into all access doors of rooms.  These switches should under no circumstances be tampered with and should be maintained in proper operating condition.  In no case should they be defeated or wired out, since failure of automatic high voltage protection will then result.

20.4        Maintenance

All parts of the equipment, particularly interlock switches, should be carefully maintained for proper operation.  Doors should close sufficiently to prevent access before interlock switches close.  Tube operating voltage and current should be checked whenever service personnel operate the equipment.

20.5        Servicing Precaution

Before making any internal adjustments, the equipment shall be disconnected from the power supply to insure that no X-Ray emission can occur.  Care should be taken to assure that all high voltage condenser charges are removed using an insulated grounding lead, before personal contact is established.

20.6        Supervision

X-ray producing equipment should be used only under the guidance and supervision of a responsible qualified person. All equipment operators must be given adequate safety instructions as specified by the governing state regulations.

20

20.7        Acknowledgment

In the event that this apparatus is resold, a warning notice similar in form to this one must be given to such purchaser.

To:	Accuray Incorporated
1310 Chesapeake Terrace
Sunnyvale, CA 94089
TEL:(408) 716-4600, FAX: (408) 716-4601

The foregoing warning notice has been read and the equipment designated will be installed in accordance with your instructions.

Type of Equipment:

Title:

Company:

Date:

For further information or explanation, contact the Radiation Safety Officer at Accuray, Inc, (408) 716-4686.

21           REGISTRATION REQUIREMENT OF SOURCES OF RADIATION

Per California Code of Regulations, Title 17, Subchapter 4, §30108, every person possessing a reportable source of radiation must register with the State Department of Health Services within 30 days of acquiring each such source.  Radiation machines, which require registration included Radiographic and Fluoroscopic X-ray Units, X-ray Therapy Units, Accelerators, Electron Microscopes, X-ray Diffraction Units, and similar Radiation Producing Machines.

Following this Acceptance Procedure is a list of personnel responsible for radiological health programs in your state.

22           REPORT OF TRANSFER OF A RADIATION MACHINE

Every sale or transfer of a radiation machine in California must be reported to the California Department of Health, per California Code of Regulations, Title 17, Subchapter 4, § 30115 and § 30118.

Following this Acceptance Procedure is form No. RH-3049 (10/90), which must be submitted to the Department no later than 30 days after the end of each calendar quarter for each transaction occurring in the calendar quarter.  Complete this form and detach and it mail to Radiological Health Branch, 714 P STREET, SACRAMENTO, CA 95814.  Retain a copy for inclusion in each copy of the Acceptance Procedure.

21

WI TEST X-RAY HEAD AS&E 6 MEV
EXTENDED GUIDE

WI 028519

REV A

Accuray Confidential

Copyright © 2010 Accuray Incorporated

APPROVAL

DEPT. MANAGER: J. RODRIGUEZ	DATE: 3/18/08

/s/ Jesus Rodriguez

Accuray Confidential

Revision History

Rev.	ECO #	Description of Change	Revised By	Date
A	4554	Initial Release	D. Skowbo	3/17/08

2

1.0          PURPOSE

This purpose of this document is to define the procedure for processing and high power testing of the AS&E 6 MeV X-ray Head.  RF Processing is performed on the Guide to hold vacuum at nominal operating parameters (Mag I, Duty Cycle, Gun I).

2.0          SCOPE

This procedure is performed prior to shipment on AS&E 6 MeV Extended Guide X-ray Head assemblies which are not part of a system.  This test is not required on AS&E 6 MEV X-ray Head assemblies which are part of system.

3.0          RESPONSIBILITIES

Test Engineering is responsible for the maintenance of this test document.

4.0          REFERENCE DOCUMENTS

N/A

5.0          MATERIALS

3.1           House Linac Subsystem

3.2           4 or 6 Foot Flexible Waveguide

3.3           Steering Coil Test Cable

3.4           Oscilloscope

3.5           DVM

3.6           Vacion Power Supply

3.7           Electrometer with 0.6 CC Ion Chamber and 6MeV buildup cap

3.8           Two 10 Foot Coax Cable Assemblies

3.9           Two BNC to SMA Adapters

3.10         Lead Bricks

6.0          DEFINITIONS

N/A

3

7.0          PROCEDURE

7.1           Record Serial Numbers in MSS.  Record magnetron output power shown in manufacturer’s data sheet if available.

7.2           Verify that the 6 MeV X-ray Head Assembly is complete.

7.3           Check that 0.070” thickness of lead sheets has been installed between the target and the ion chamber.

7.4           Verify continuity on all steering coils and that there is no short circuit to the accelerator body by checking for an open circuit from the housing or accelerator body to the coil cables wires.

7.5           Place the 6 MeV X-ray Head on the floor near the X-ray Head of the House Linac System (or other Accuray system) inside the Test Cell.

7.6           Connect the Steering Coil Test Cable to the quick connect terminal block on the test X-Ray Head panel (or to the terminal block for steering coil power inside the X-ray Head).  Connect other end to J1 on the 6 MeV X-ray Head.

(BLK 5, WHT 6, RED 7, GRN 8, YEL 9, BLUE 10, BRN 11, ORG 12)

7.7           Connect the RF Input to the 6 MeV X-ray Head using the Flex Waveguide.

7.8           Connect Gun HV Cable from the test system to the Gun Connector of the 6 MeV X-ray Head.

7.9           Connect the two 10 foot coax cables from the Crystal Detectors on the 6 MeV X-ray Head to J11 & J12 on the AFC Electronics Box using the BNC to SMA Adapters on the J11 & J12 end of the coax cables.

7.10         Connect accelerator Vacion pump to the external Vacion pump power supply.  Set to 50µA range.

7.11         Connect the water hoses to the 6 MeV X-ray Head.

7.12         Place lead bricks around the target area of the 6 MeV X-ray Head.

7.13         Record Modulator Beam Hours in the MSS.

7.14         Place the 0.6 CC Ion Chamber with Build Up Cap at 1 meter from the Target and centered in the radiation field of the 6 MeV X-ray Head.  Connect this Ion Chamber to the Electrometer (Radiation Monitor).

7.15         Slowly increase gun filament variac to obtain 5.5 V on the gun filaments.  Start at 2V and increase in 0.5V Steps while monitoring vacuum pump current.  Increase after approx. 1 minute at each step if vacuum pump current is below 10uA.

Note:      Reduce gun filament voltage if vacuum pump current exceeds 20uA.

4

7.16         Set steering coil currents, gun current and gun HV to minimum.

7.17         Lower Gun Filament to 3 V.

7.18         Setup oscilloscope to monitor magnetron current and reflected power.

7.19         Adjust pulse rate to minimum (less than 10 Hz), adjust magnetron current to minimum.  Adjust Varian Vacion power supply to 500µA range and set trip point to 100µA.

7.20         Turn on High Voltage while monitoring vacuum pump current.  Adjust for magnetron current of 50-60A, verify magnetron pulse width (3.5-4.2 usec). Verify Frequency is the same as that of accelerator.  Tune magnetron to obtain minimum reflected RF Power.  Switch off high voltage if vacuum pump current exceeds 100uA.

7.21         Slowly increase magnetron current in 2-5A steps while monitoring vacuum current.  Turn magnetron tuner lock to lock (on each side of resonance) several times after each increase.  Increase magnetron current after vacuum current stabilizes below 20uA.  Continue increasing until magnetron current is 88A.  Switch off high voltage or reduce magnetron current if vacuum pump current exceeds 100uA.

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 6 MeV X-ray Head under test.

7.22         After magnetron current is at 88 A, slowly increase the pulse rate (5-10Hz increments) while monitoring vacuum current and keeping magnetron tuned to minimum reflected power.  Increase the pulse rate with the vacuum pump current stable below 20uA.  After each increase, tune the magnetron to either side of resonance.  Continue increasing PRF until pulse rate reaches 200 Hz.  Switch off high voltage or reduce pulse rate if vacuum pump current exceeds 100uA.

7.23         Continue RF Processing at 88A, 200Hz until vacuum pump current is stable below 10uA.

7.24         Check that the 0.6 CC Ion Chamber with 6 MeV buildup cap is still centered within the X-ray field and at 1 meter from the 6 MeV X-ray Head Target.

Note:  Flattening Filter is to be removed for these tests.

7.25         Adjust gun filament to approx 5.5V.

7.26         Adjust pulse rate to 40 to 50 Hz.  Turn on High Voltage and adjust magnetron current to 83A.  Turn on gun grid & adjust for a Gun Current of 450 mA.  Peak system to obtain maximum dose rate (adjust Gun HV, steering, Magnetron Tuner to obtain maximum dose rate)

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 6 MeV X-ray Head under test.

5

7.27         AFC Operation — adjust the Line Stretchers on the 6 MeV X-ray Head and the AFC ADJ Pot on the Modulator to obtain greater than 1.5 divisions of “Pull” as observed on the Mag Tuner Meter on the Control Chassis.  Record the AFC operation results in the MSS.

7.28         Increase the pulse rate with the vacuum pump current stable below 20uA.  After each increase, tune the magnetron to either side of resonance.  Continue increasing the PRF until pulse rate reaches 200 Hz.  Switch off high voltage or reduce pulse rate if vacuum pump current exceeds 100uA.

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 6 MeV X-ray Head under test.

7.29         Continue RF Processing until vacuum pump current is stable below 5uA.  Record Vacuum current in MSS operating at 83 A and 200 PPS.

7.30         With magnetron current at 83A and pulse rate set to 190 Hz  run the 6 MeV X-ray Head for 2 hours while sweeping the frequency.  Turn Gun Grid OFF and ON until vacuum activity dies down, this processes the grid.

7.31         With magnetron current at 83A, gun current to 450mA re-peak (adjust gun HV and steering for maximum dose rate).

7.32         Record Dose Rates with Magnetron current set to 83 Amps at 150 Hz, 175 Hz and 200 Hz in the MSS.

7.33         Record Dark Current at 150 PPS.

7.34         Record steering coil currents

7.35         Attach magnetron current waveform of 83A.  Also attach reflected Power and Gun Current to MSS (at MAG I = 83A) and record Gun HV (at MAG I = 83 A).

7.36         Record Beam Hours at the Completion of Testing.

7.37         If at the end of test, all other tests have passed and if there is no smell of fumed SF6 (Sulphur), the 6 Mev X-ray Head has passed.

8              RECORDS

Results of this procedure will be documented on the Manufacturing Status Sheet and will be maintained in the Manufacturing Traveler Folder for the AS&E 6 MeV X-ray Head.

9              ATTACHMENTS

Manufacturing Status Sheet.

6

MANUFACTURING STATUS SHEET 6 MEV X-RAY HEAD

7.1	ACCELERATOR SN
7.1	ELECTRON GUN SN
7.1	TARGET SN
7.1	VACION PUMP SN
7.1	RF WINDOW SN
7.1	TEST MAGNETRON SN
7.1	TEST MAGNETRON OUTPUT POWER (from datasheet)	1.2 (KW)	(KW)
7.13	Beam Hrs prior to test
7.4	Steering Coils Short Check	NO SHORTS	☐ PASS ☐ FAIL
	Magnetron Current	83 (A)	83 (A)
	Gun Current	450 (mA)	450 (mA)
7.27	AFC OPERATION	Pull > 1.5 DIV	☐ PASS ☐ FAIL
7.29	Vacuum Current @ 83A & 200 PPS	< 5 uA	(uA)
7.32	Dose Rate @ 150 Hz	> 329 (cGy/min	(cGy/min)
7.32	Dose Rate @ 175 Hz	> 384 (cGy/min)	(cGy/min)
7.32	Dose Rate @ 200 Hz	> 422 (cGy/min)	(cGy/min)
7.33	Dark Current @ 150 PPS		(mGy/min)
7.34	Steering Coil #1	MAX 1 (A)	(A)
7.34	Steering Coil #2	MAX 1 (A)	(A)
7.34	Steering Coil #3	MAX 1 (A)	(A)
7.34	Steering Coil #4	MAX 1 (A)	(A)
7.35	Attach Magnetron Current Waveform of 83A		☐ OK
7.35	Attach Reflected Power Waveform @ 83A		☐ OK
7.35	Attach Gun Current Waveform @ 83A		☐ OK
7.35	Gun High Voltage		(kV)
7.35	Beam Hrs at completion of test
7.37	SF6 Breakdown Test (Smell)		☐ PASS ☐ FAIL
	Serial Number Tag Installed		☐ OK
	Overall Test Results		☐ PASS ☐ FAIL

NOTES, EXPLANATIONS, DISCREPANCIES

7

WI TEST X-RAY HEAD AS&E 3.5 MEV

WI 027339

REV B

Accuray Confidential

Copyright © 2010 Accuray Incorporated

APPROVAL

DEPT. MANAGER: J. RODRIGUEZ	DATE: 4/2/08

/s/ Jesus Rodriguez

Accuray Confidential

Revision History

Rev.	ECO #	Description of Change	Revised By	Date
A	4165	Initial Release	D. Skowbo	8/10/07
B	4582	Add serialization step and Ion Chamber check	J Li & D. Skowbo	4/1/08

2

1.0          PURPOSE

This purpose of this document is to define the procedure for processing and high power testing of the AS&E 3.5 MeV X-ray Head.  RF Processing is performed on the Guide to hold vacuum at nominal operating parameters (Mag I, Duty Cycle, Gun I).

2.0          SCOPE

This procedure is performed prior to shipment on 3.5 MeV X-ray Head assemblies which are not part of a system.

3.0          RESPONSIBILITIES

Test Engineering is responsible for the maintenance of this test document.

4.0          REFERENCE DOCUMENTS

N/A

5.0          MATERIALS

5.1           House Linac Subsystem

5.2           4 or 6 Foot Flexible Waveguide

5.3           Steering Coil Test Cable

5.4           Oscilloscope

5.5           DVM

5.6           Vacion Power Supply

5.7           Electrometer with 0.6 CC Ion Chamber and 6MeV buildup cap

5.8           Two 10 Foot Coax Cable Assemblies

5.9           Two BNC to SMA Adapters

5.10         Lead Bricks

6.0          DEFINITIONS

N/A

3

7.0          PROCEDURE

7.1           Record Serial Numbers in MSS.  Record magnetron output power shown in manufacturer’s data sheet if available.

7.2           Verify that the 3.5 MeV X-ray Head Assembly is complete.

7.3           Check that 0.050” thickness of lead sheets has been installed between the target and the ion chamber.

7.4           Verify continuity on all steering coils and that there is no short circuit to the accelerator body by checking for an open circuit from the housing or accelerator body to the coil cables wires.

7.5           Place the 3.5 MeV X-ray Head on the floor near the X-ray Head of the House Linac System inside the Test Cell.

7.6           Connect the Steering Coil Test Cable to the quick connect terminal block on the test X-Ray Head panel & connect other end to J1 on the 3.5 MeV X-ray Head.
(BLK 5, WHT 6, RED 7, GRN 8, YEL 9, BLUE 10, BRN 11, ORG 12)

7.7           Connect the RF Input to the 3.5 MeV X-ray Head using the Flex Waveguide.

7.8           Connect Gun HV Cable from the test system to the Gun Connector of the 3.5 MeV X-ray Head.

7.9           Connect the two 10 foot coax cables from the Crystal Detectors on the 3.5 MeV X-ray Head to J11 & J12 on the AFC Electronics Box using the BNC to SMA Adapters on the J11 & J12 end of the coax cables.

7.10         Connect accelerator Vacion pump to the external Vacion pump power supply.  Set to 50µA range.

7.11         Connect the water hoses to the 3.5 MeV X-ray Head.

7.12         Place lead bricks around the target area of the 3.5 MeV X-ray Head.

7.13         Record Modulator Beam Hours in the MSS.

7.14         Place the 0.6 CC Ion Chamber with Build Up Cap at 1 meter from the Target and centered in the radiation field of the 3.5 MeV X-ray Head.  Connect this Ion Chamber to the Electrometer (Radiation Monitor).

7.15         Slowly increase gun filament variac to obtain 5.5 V on the gun filaments.  Start at 2V and increase in 0.5V Steps while monitoring vacuum pump current.  Increase after approx. 1 minute at each step if vacuum pump current is below 10uA.

Note:      Reduce gun filament voltage if vacuum pump current exceeds 20uA.

7.16         Set steering coil currents, gun current and gun HV to minimum.

4

7.17         Lower Gun Filament to 3 V.

7.18         Setup oscilloscope to monitor magnetron current and reflected power.

7.19         Adjust pulse rate to minimum (less than 10 Hz), adjust magnetron current to minimum.  Adjust Varian Vacion power supply to 500µA range and set trip point to 100µA.

7.20         Turn on High Voltage while monitoring vacuum pump current.  Adjust for magnetron current of 50-60A, verify magnetron pulse width (3.5-4.2 usec). Verify Frequency is the same as that of accelerator.  Tune magnetron to obtain minimum reflected RF Power.  Switch off high voltage if vacuum pump current exceeds 100uA.

7.21         Slowly increase magnetron current in 2-5A steps while monitoring vacuum current.  Turn magnetron tuner lock to lock (on each side of resonance) several times after each increase.  Increase magnetron current after vacuum current stabilizes below 20uA.  Continue increasing until magnetron current is 82A.  Switch off high voltage or reduce magnetron current if vacuum pump current exceeds 100uA.

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 3.5MeV X-ray Head under test.

7.22         After magnetron current is at 82A, slowly increase the pulse rate (5-10Hz increments) while monitoring vacuum current and keeping magnetron tuned to minimum reflected power.  Increase the pulse rate with the vacuum pump current stable below 20uA.  After each increase, tune the magnetron to either side of resonance.  Continue increasing PRF until pulse rate reaches 200 Hz.  Switch off high voltage or reduce pulse rate if vacuum pump current exceeds 100uA.

7.23         Continue RF Processing at 82A, 200Hz until vacuum pump current is stable below 10uA.

7.24         Check that the 0.6 CC Ion Chamber with 6MeV buildup cap is still centered within the X-ray field and at 1 meter from the 3.5 MeV X-ray Head Target.

7.25         Adjust gun filament to approx 5.5V.

7.26         Adjust pulse rate to 40 to 50 Hz.  Turn on High Voltage and adjust magnetron current to 80A.  Turn on gun grid & adjust for a Gun Current of 450 mA.  Peak system to obtain maximum dose rate (adjust Gun HV, steering, Magnetron Tuner to obtain maximum dose rate)

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 3.5 MeV X-ray Head under test.

5

7.27         AFC Operation — adjust the Line Stretchers on the 3.5 MeV X-ray Head and the AFC ADJ Pot on the Modulator to obtain greater than 1.5 divisions of “Pull” as observed on the Mag Tuner Meter on the Control Chassis.  Record the AFC operation results in the MSS.

7.28         Increase the pulse rate with the vacuum pump current stable below 20uA.  After each increase, tune the magnetron to either side of resonance.  Continue increasing the PRF until pulse rate reaches 200 Hz.  Switch off high voltage or reduce pulse rate if vacuum pump current exceeds 100uA.

Note:      Survey the area for radiation leakage.  If there is more than 5 mR/hr at the door or at primary beam, add adequate lead shielding around the Target area of the 3.5MeV X-ray Head under test.

7.29         Continue RF Processing until vacuum pump current is stable below 5uA.  Record Vacuum current in MSS operating at 80 A and 200 PPS.

7.30         With magnetron current at 80A and pulse rate set to 190 Hz  run the 3.5 MeV X-ray Head for 2 hours while sweeping the frequency.  Monitor and write the temperature down at 30 minute intervals.  Turn Gun Grid OFF and ON until vacuum activity dies down, this processes the grid.

7.31         With magnetron current at 80A, gun current to 450mA re-peak (adjust gun HV and steering for maximum dose rate).

7.32         Record Dose Rates with Magnetron current set to 80 Amps at 100 Hz, 150 Hz and 200 Hz in the MSS.

7.33         Record Dark Current at 150 PPS.

7.34         Check for ion chamber operation by reading the MCC front panel dose meter while pulsing.  The meter should show some activity and don’t worry if the meter is pegged at maximum dose; this is normal.  Swap dose channel A and B and repeat check.

7.35         Record steering coil currents

7.36         Attach magnetron current waveform of 80A.  Also attach reflected Power and Gun Current to MSS at 80A and record Gun HV at 80 A.

7.37         Record Beam Hours at the Completion of Testing.

7.38         If at the end of test, all other tests have passed and if there is no smell of fumed SF6 (Sulphur), the 3.5 Mev X-ray Head has passed.

7.39         Apply serial number label (p/n 005981) to X-Ray Head.

6

8              RECORDS

Results of this procedure will be documented on the Manufacturing Status Sheet and will be maintained in the Linac Subsystem History File.

9              ATTACHMENTS

Manufacturing Status Sheet.

7

MANUFACTURING STATUS SHEET 3.5 MEV X-RAY HEAD

SECTION	DESCRIPTION	SPECIFICATION	RESULT	INITIAL/DATE
7.1	ACCELERATOR SN
7.1	ELECTRON GUN SN
7.1	TARGET SN
7.1	VACION PUMP SN
7.1	RF WINDOW SN
7.1	TEST MAGNETRON SN
7.1	TEST MAGNETRON OUTPUT POWER (from datasheet)	1.2 (KW)	(KW)
7.13	Beam Hrs prior to test
7.4	Steering Coils Short Check	NO SHORTS	☐ PASS ☐ FAIL
n/a	Magnetron Current	80 (A)	80 (A)
n/a	Gun Current	450 (mA)	450 (mA)
7.27	AFC OPERATION	Pull > 1.5 DIV	☐ PASS ☐ FAIL
7.29	Vacuum Current @ 80A & 200 PPS	< 5 uA	(uA)
7.32	Dose Rate @ 100 Hz	> 50 (cGy/min	(cGy/min)
7.32	Dose Rate @ 150 Hz	> 75 (cGy/min)	(cGy/min)
7.32	Dose Rate @ 200 Hz	> 100 (cGy/min)	(cGy/min)
7.33	Dark Current @ 150 PPS		(mGy/min)
7.34	Ion Chamber Check		☐ CH. A PASS ☐ CH. B PASS
7.35	Steering Coil #1	MAX 1 (A)	(A)
7.35	Steering Coil #2	MAX 1 (A)	(A)
7.35	Steering Coil #3	MAX 1 (A)	(A)
7.35	Steering Coil #4	MAX 1 (A)	(A)
7.36	Attach Magnetron Current Waveform of 80A		☐ OK
7.36	Attach Reflected Power Waveform @ 80A		☐ OK
7.36	Attach Gun Current Waveform @ 80A		☐ OK
7.36	Gun High Voltage		(kV)
7.37	Beam Hrs at completion of test
7.38	SF6 Breakdown Test (Smell)		☐ PASS ☐ FAIL
7.39	Serial Number Tag		☐ ATTACHED

NOTES, EXPLANATIONS, DISCREPANCIES

8

Industrial 3.5MeV Linear Accelerator Final System Test Procedure

System Serial Number

WI 023745

Rev A

Accuray Confidential

Copyright © 2010 Accuray Incorporated

APPROVAL

DEPT. MANAGER: H. Pahulu	DATE: 03/22/06

/s/ Herman Pahulu

Revision History

Rev.	ECO #	Description of Change	Revised By	Date
A	2884	Initial Release. Converted from AS&E QCT 01-8050-01	H. Pahulu	3/20/06

1.0                               PURPOSE/SCOPE

This document defines the tests and measurements for Final Factory Test of the Industrial Linear Accelerator X-ray System.

Additionally, this document describes standard test procedures commonly used for purposes of characterizing the Industrial Linear Accelerator X-ray System.

All operating characteristics identified in the course of implementing these procedures are recorded for the purpose of establishing baseline information on the equipment, i.e. the actual operating conditions at the time of acceptance.

2.0                               RESPONSIBILITY

Test Engineering is responsible for the maintenance of this test document

3.0                               ASSOCIATED MATERIALS & EQUIPMENT

3.1       Reference Documents

The latest revisions of the following documents shall apply.

•                  Equipment specifications for High Energy Industrial Linear Accelerator.

•                  Workmanship Requirements for electronic systems.

3.2       Data

All data shall be recorded on reproducible copies of the test data sheets.  A clear copy of all acceptance test data shall be supplied with each system. The original is to be filed in the Device History Record.

3.3       Test Conditions

3.3.1 Input Power customer specific.

3.3.2 Ambient Temperature 40 to 90°F

3.4       Test Equipment

All instrumentation used shall be in calibration and of sufficient accuracy to perform the required measurements. Test equipment/ aids/ fixtures used during the performance of tests are recorded in section 6 of test procedure.

4.0                               TEST EQUIPMENT LIST

The following is a list of recommended test equipment to be used for performance of these tests.  If the recommended instrument is not available, a suitable alternate of similar range and accuracy may be used.

A              Oscilloscope Tektronics TDS 220 OR TDS720A

B                Digital V.O.M. Fluke Model 79

3

C                Water Flow Gauge.

D               High Voltage Probe (Oscilloscope) Tektronics P6015

E                 H.V. Probe, D.C.

F                 Electometer “Unidos E”, 0.6cc “peanut” with 4Mev build-up cap.

G                Steel Plates (Half value layer checks).

H               Laminar Camera, Mylar .007, steel .014

5.0                               PROCEDURE

5.1                               System Test

Section 7 of this document provides a step-by-step procedure for complete final factory test of the 3.5 MeV Industrial Linear Accelerator X-ray System.  It is assumed that complete system checks out, debug and calibration has been accomplished prior to the start of this test.

Although the test steps have been placed in logical sequence, it is not a requirement of this test to perform the test steps in that order.

All data must be entered in ink.  No erasures or “white-outs” are allowed. No writeovers are to be used when correcting errors. Entries may be lined out, initialed, and new data entered with appropriate explanation on the same page.

5.2                               Option List

The options included with each deliverable system shall be noted in the space provided in the Data Record. If no options provided write “NONE”.

5.3                               Acceptance

Upon completion of this data package, the appropriate staff should review the results for accuracy, completeness and compliance with specifications. (see page 21) The appropriate signatures and dates in Part 9.0 will indicate acceptance.

5.4                               Disposition

Original — Device History Record

1 Copy  - with Tested Unit

4

6                                         Test Equipment Calibration

Test Equipment	Information	Calibration Expiration
Oscilloscope	Mfg: Model: SN:
Digital Multimeter	Mfg: Model: SN:
High Voltage Oscilloscope Probe	Mfg: Model: SN:
High Voltage Probe	Mfg: Model: SN:
Electrometer	Mfg: Model: SN:
0.6 cc Ion Chamber with 4MeV Buildup Cap	Mfg: Model: SN:
Water Flow Gauge	Mfg: Model: SN:

5

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.1 SF6 Gas System
7.1.1 System Pressure regulator: Open value on SF6 tank, set regulator valve to maintain required system pressure, close valve on SF6 tank.	System Gas Pressure	30	32	28	psig
7.1.2 System Leak Rate: Observe SF6 gas system pressure over a 48-hour period. Record leak rate.	SF6 Gas leak rate	0	0.2	N/A	psig/day
7.2 Water System
7.2.1 Leak Check: Check water chiller, x-ray head RF system, interconnects hoses and fittings for water leaks.	Water Leaks	None	N/A	N/A	None
7.2.2 Flow Rate: Measure water flow rate.	Flow Rate	1.0	N/A	.75	gpm
7.2.3 Water chiller power, OFF Delay: Switch power off at control and observe time elapsed before water chiller switches off.	Chiller Power Off Delay	3	5	3	min
7.3 System Power
7.3.1 Measure and record 3 phase input power.	☐ 380 System	380	400	360	VAB
	☐ 480 System	480	504	456	VAC
					VBC
7.3.2 Main Thyratron Filament Voltage: Measure and record main Thyratron filament voltage.	Main Thyratron Filament Voltage	6.3	6.8	5.8	Vac
7.3.3 Main Thyratron Grid Bias Voltages: Measure and record Thyratron grid bias at the tube socket. Caution: Modulator Triggers should be turned off.	Grid 1 no load	125	150	75	(VDC)
	Grid 1 Loaded	20	50	10	(VDC)
	Grid 2	-70	-120	-50	(VDC)
7.3.4 With H.V. Off record thyratron trigger waveform with digital scope or with scope camera, label & attach copy of waveform to this report.	Waveform Copy attached
7.3.5 Dequing Thyratron Filament Voltage and Grid Trigger Power Supply Voltage: Measure and record dequing filament voltage at tube socket.	Dequing Thyratron Filament Voltage	6.3	6.8	5.8	(VAC)
7.3.6 Measure and record Dequing grid trigger power supply voltage on dequing trigger chassis	Dequing Grid Trigger Power Supply	300	350	250	(VDC)
7.3.7 VacIon® Power Supply Voltage: Measure and record high voltage out of VacIon® P.S.	VacIon P.S. High Voltage	4.5	5.5	3.5	(KVDC)
7.3.8 Measure and record - 15 VDC to VacIon chassis in Modulator	VacIon P. S. - 15 VDC	- 15.0	- 15.5	- 14.5	(VDC)
7.3.9 Verify 0.1 Hour elapsed time on Filament Hour Meter for 6 minutes (5 min for 50 Hz) of power ON time.	Filament Hour Meter	6’	6’36’’	5’24’’
		5’	5’36”	4”24”
7.3.10 Verify 0.1 Hour elapsed time on Beam Hour Meter for 6 minutes (5 min for 50 Hz) of High Voltage ON time.	H.V. Hour Meter	6’	6’36’’	5’24’’
		5’	5’36”	4”24”

6

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.4 MAGNETRON HTR OPERATION
7.4.1 Magnetron Heater — Initial Voltage (Magnetron Filament Soft Start): Turn power on. Record Magnetron filament voltage for first 15 seconds after power on, as observed on modulator meter.	Magnetron Heater Voltage Initial	4.5	6.5	3.5	(VDC)
7.4.2 Magnetron Heater — Pre-Warm Voltage and Current: Measure the magnetron filament voltage after system power has been on for more than 10 minutes. System in local control. HV Breaker off. Initiate X-Ray on sequence. Measure voltage during 30 sec. pre-warm.	Magnetron Heater Voltage	-9.5	-11	-8	(VDC)
7.4.3Determine magnetron heater current by measuring voltage across R2 in magnetron heater power supply. Measure during pre-warm.	Magnetron Heater Current	10	15	N/A	(VAC)
7.4.4 Magnetron Heater Standby: Select Remote Control with switch inside the control chassis. J32 disconnected from the back of the control chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. (Disconnect J32-3 to J32-22and return system to LOCAL control after this test.)	Magnetron Heater Standby Voltage	-8	-9	-6.5	(VDC)
7.4.5 Magnetron Heater Power Supply PS1: Measure and record voltages out of power supply PS1 in Magnetron Heater Power Supply Box.	PS1 + 15	+ 15.0	+15.5	+14.5	(VDC)

	PS1 – 15	- 15.0	-15.5	- 14.5	(VDC)

7.4.6 Magnetron Heater - Meter Calibration: Set switch on modulator to Magnetron heater and read voltage at meter on modulator during 30 sec. magnetron filament pre-warm. Compare with actual magnetron heater voltage measured in 7.4.2.	Meter Accuray	0	+ 0.2	- 0.2	(VAC)
7.4.7 Magnetron Heater - Run Voltage: Magnetron heater voltage steps down correctly as P.R.F. is increased. Measure and record the pulse rate at which steps occur and the magnetron heater voltage at these steps. (Voltage observed on meter on modulator).	Step 1 PRF	80	100	60	(Hz)

	Mag Htr Mtr	7.0	8.5	5.5	(VAC)

	Step 2 PRF	130	155	105	(Hz)

	Mag Htr Mtr	5.0	6.5	3.5	(VAC)

	Step 3 PRF	155	125	175	(Hz)

	Mag Htr Mtr	3.6	5.0	2.2	(VAC)

	Step 4 PRF	180	220	140	(Hz)

	Mag Htr Mtr	3.0	4.5	1.5	(VAC)

7.4.8 Mag Htr Run Back Operation	Run Back	OK	N/A	N/A	☐Yes☐No

7

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.5 Modulator Characteristics
7.5.1 PRF at rated Output: Place a radiation ion chamber at a distance of 100 cm from the target and centered in the radiation field. Use 4MeV build up cap on the ion chamber. Set PRF to produce 100R/min (88cGy/Min) at 100 cm. Record pulse rate.	PRF at 100 R/min	180	200	N/A	(Hz)
7.5.2 Magnetron Pulse Current: Connect oscilloscope to Magnetron current pulse jack at control console. Turn radiation on and adjust PRF to obtain 100 R/Min out at 100 cm. Measure and record Magnetron Pulse Current. (1V = 10 A)	Magnetron Pulse Current	75.0	84.0	N/A	(A)
7.5.3 While closely observing Magnetron pulse current amplitude, adjust pulse rate from maximum to minimum. Verify that Magnetron current varies Less than 0.5A through entire PRF range.	Magnetron Pulse Current stability	<0.5	0.5	N/A	(A)
7.5.4 Record magnetron pulse current waveform and attach copy of waveform to this report.	Capture Mag I Waveform
7.5.5 Magnetron Current Pulse Width: Measure and record Magnetron Current Pulse Width at 50% and 90% amplitude	@ 50%	4.0	4.2	3.8	(μsec)

	@ 90%				(μsec)

7.5.6 Percentage Dequing: Determine the % Dequing with unit running at 100 R/Min. Measure HVPS voltage and PFN voltage. Calculate % Dequing.	% Dequing	15	25	10
2 VHPS – VPFN
VPFN					(%)
7.5.7 With H.V. scope probe, record the PFN waveform with digital scope or scope camera, label & attach copy of waveform to this report.	Capture PFN Waveform
7.5.8 High Voltage Soft Start: With PRF set to 150 PPS turn high voltage ON. Measure and record Magnetron current during Soft Start	Magnetron Current during Soft Start	50	55	N/A	(A)
7.5.9 Measure and record HVPS soft start duration	Soft Start duration	5	6	3	(sec)
7.5.10 Measure and record Magnetron Current ramp up duration. Duration time starts after audible pre-warn shuts off.	MAG I ramp up duration	15	20	10	(sec)
7.5.11 Modulator H. V. P. S. Output Voltage: Connect a H. V. Scope probe to the output of H. V. P. S. in Modulator. Turn radiation ON and adjust PRF to obtain 100 R/min. Measure and record H. V. P. S. Output Voltage.	H. V. P. S. Output Voltage	10.5	12.5	10.0	(KVDC)
7.5.12 Modulator H. V. P. S. Voltage Meter Calibration: Turn radiation ON and adjust PRF to obtain 100 R/min. Read Modulator Voltage meter on Modulator. Compare the actual Modulator H. V. P. S. Voltage measured in 7.5.11.	Modulator H. V. P. S. Voltage Meter Reading Calibration	0	+ 0.5	- 0.5	(KVDC)
7.5.13 Modulator H. V. P. S. Current: Turn radiation ON and adjust PRF to obtain 100 R/Min. Record HVPS Current at meter on Modulator	Modulator H. V. P. S. Current Meter Reading	200 mA	500 mA	N/A	(mA)
7.5.14 Record the charging current waveform at J3 on modulator, with digital scope or scope camera.	Capture Charge I Waveform
7.5.15 Pulse Rate Frequency Limits: Turn radiation ON and set PRF to maximum. Measure and record PRF. Adjust PRF to minimum. Measure and record PRF.	PRF Max.	190	200	N/A	(Hz)

	PRF MIN	40	50	N/A
					(Hz)
7.5.16 Vacuum Current: Turn ON radiation and set PRF to produce 100 R/Min. Record vacuum current displayed at meter on Modulator.	Vacuum Current	10.0	25.0	N/A	(μA)

8

Accuray Confidential

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.5.17 Core Bias Current: Determine Core Bias Current by measuring voltage across R77 on Core Bias P. S. chassis in Modulator.	Core Bias Current	2.8	3.5	2.0	VDC
7.5.19 Capture Forward RF waveform	Fwd Pwr
7.5.20 Capture Reflected RF waveform	Ref Pwr
7.5.21 Capture Magnetron H.V. waveform	Mag HV @ 1us
7.5.22 Capture Magnetron H.V. Backswing	Mag HV @ 5us
7.6 AFC System
7.6.1 AFC Electronics Power Supplies: Measure and record PS1 and Stepper Motor P. S. Voltages.	PS1 + 12	+ 12.0	+ 12.3	+11.7	(VDC)

	PS1 -12	-12	-12.5	-11.5	(VDC)

	Stpr +11	+ 11	+14	+9.5	(VDC)

7.6.2 Magnetron Tuner: (2 people required). Operate Magnetron tuner through several complete cycles from stop to stop. Note that operation is smooth and free of slipping and binding.	Mechanical Operation
7.6.3 Monitor Magnetron tuner position meter at control while running tuner from stop to stop.	Meter Low	0.0	0.04	0.0

	Meter High	1.0	1.0	0.96

7.6.4 Check number of revolutions of tuner from stop to stop.	Tuner Mech. Stops	2.5	2.88	2.0	(Rev)
7.6.5 Monitor the time it takes for magnetron tuner meter to move full scale.	Mag tuner speed	24	26	22	(sec)
7.6.6 Magnetron Tuner Initial Position: With H.V. OFF and AFC selected at Control Console, read and record Magnetron tuner initial position on meter at Control Console.	Magnetron Tuner Initial Position	N/A	0.95	0.05
7.6.7 With AFC still selected, operate manual tune switch above and below initial position, note that tuner returns to initial position on meter.	Initial Position Stability	0	+ 0.02	- 0.02
7.6.8 AFC Operation at max Rep Rate on Control Chassis. HV Beam OFF for more than 5 minutes. Turn HV ON with PRF set to maximum. Note that AFC is locked on peak dose rate output after 1 minute. Verify by operating tuner manually above and below frequency locked on in AFC.	AFC Lock @ max PRF	100	100	90	(%)
7.6.9 With HV still ON, check that AFC locks back on frequency when tuner is manually tuned 0.1 divisions above and below AFC tune point on meter.	AFC Range @ max PRF	+/- .1 Division
7.6.10 Verify that AFC loop settles within 2 seconds as viewed on mag tuner meter.	AFC settle time @ max PRF	1	2	0	(sec)
7.6.11 Repeat 7.6.8 with PRF set to minimum.	AFC Lock @ min. PRF	100	100	90	(%)
7.6.12 Repeat 7.6.9 with PRF set to minimum	AFC Range @ min PRF	+/- .1 Division
7.6.13 Verify that AFC loop settles within 2 seconds as viewed on mag tuner meter.	AFC settle time @ min PRF	1	2	0	(sec)
7.6.14 Measure and record the following D.C. voltage levels on phase control P.C.B. in AFC box REF. To pin 11 on P.C.B. AFC/Man switch to man.	U2:5	6.0	7.0	5.0	(VDC)

	U2:6				(VDC)

	U2:10				(VDC)

	U2:7				(VDC)

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.7 Gun Control System
7.7.1 Accelerator Gun Heater Voltage Power Off Mode: With system power off and modulator circuit breakers on, measure and record accelerator gun heater voltage.	Gun Heater Voltage	-4.0	-5.0	-3.2	(VDC)
7.7.2 Accelerator Gun Heater Voltage: With system power on, measure and record accelerator gun heater voltage.	Gun Heater Voltage	-6.0	-6.6	N/A	(VDC)
7.7.3 Accelerator Gun Heater Meter Calibration: Set switch on modulator to gun heater and read voltage at meter on modulator. Compare with actual X-ray head heater voltage measured in 7.7.2	Meter Reading	0	+ 0.2	-0.2	(VDC)
7.7.4 Gun High Voltage: Set up High Voltage Scope Probe to measure Gun H. V. at P. S. in Arm Module. Turn Gun H. V. ON by performing radiation ON sequence.	Gun H. V.	-15.0	-20.0	N/A	(KVDC)
7.7.5 Grid Pulse Amp. Measure and record power supplies for grid pulse amp PCB.	+ 335 VDC PS	+ 335	+ 355	+ 315

					(VDC)
	15 VDC PS	15	15.5	14.5

					(VDC)
7.7.6 Measure and record Gun Grid low level PS2	PS +12 VDC	12.0	+ 12.2	+11.8

					(VDC)
	PS -12 VDC	-12.0	- 12.5	-11.5

					(VDC)
7.7.7 With gun H.V. Off, record grid pulse waveform with digital scope or scope camera	Grid Pulse Waveform
7.7.8 Gun H. V. Monitor: Measure Voltage at test points in Control Console, which monitors Gun High Voltage. (0 to 5V = 0 to 20 kV).	Gun HV Monitor	4.0	5.0	N/A	(VDC)
7.7.9 Gun HV Accuracy = (7.7.8 result * 4) / Abs(7.7.4 result)	Gun HV Accuracy	1	1.1	.9	(%)
7.7.10 Gun Pulse Current: Connect oscilloscope to monitor Gun current at BNC jack in Control Console. Turn radiation ON and adjust PRF to obtain 100 R/min. Measure and record Gun Pulse Current.	Gun Pulse Current	400	700	200	(mA)
7.7.11 Verify that Gun Current pulse amplitude is stable through full PRF range.	Gun Current PRF Stability	0	+3	-3	(%)
7.7.12 Gun pulse current. Check functionality of the gun I feed back ckt. Measure how long it takes for GunI to stabilize at initial beam on. Adjust Initial Grid Setting as close to normal operating Gun Current.	Gun Current Pulse Stability	1	2	0	(sec)

	Initial Grid Setting	0	10	-10	(%)

7.7.13 Record gun pulse current waveform with digital scope on scope camera.	Gun I Waveform
7.7.14 Gun Current Pulse Width: Measure and record Gun pulse width. (Measure at 50% point)	Gun Current Pulse Width	4	6	3	(μsec)
7.7.15 Grid Negative Bias: Measure and record Gun Grid negative bias (with high voltage to gun OFF).	Grid Negative Bias Voltage	-180	- 200	-160	(VDC)

7.7.16 Measure TP5 Grid drive PCB (GND ref.)	TP-5	6	11	2	(VDC)

7.7.17 Measure R53 — CTR Grid drive PCB (GND ref.)	R53 - CTR	-0.5	-7	0	(VDC)

7.7.18 Measure U10-14 — CTR Grid drive PCB (GND ref.)	U10:14	-5	-10	-1	(VDC)

7.7.19 Measure TP6 Grid drive PCB-RF off, gun HV on (GND Ref.) Gun I S/H	TP-6	-5	-10	-1	(VDC)

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.7.20 Measure on GRID DRIVE AMP PCB. Gun HV ON and TP10 (P1:1) as ground reference.	U15:6	6.5	10	1	(VDC)
7.7.21 Measure on GRID PULSE AMP PCB. Gun HV ON and P1:1 as ground reference	P1:4	7	14	1	(VDC)

	R2:Ctr	7	14	1	(VDC)

	P1:18	170	300	50	(VDC)

7.8 Interlocks

7.8.1 Door Interlock:  With no interlocks active, open jumper between J20-N and J20-P on the Control Chassis.  Verify that door interlock L.E.D. extinguishes, fault reset light illuminates and that radiation ON sequence cannot be initiated.

	Door Interlock Operation

7.8.2 Water Flow Interlock:  With no interlocks active, turn power OFF to water chiller.  Verify that water flow L.E. D. extinguishes, fault reset light illuminates and that radiation ON sequence cannot be initiated.

	Water Flow Interlock Operation

7.8.3 Magnetron Filament Interlock: With no interlocks active, reduce Magnetron Filament Voltage to 6.0 volts as observed on meter on Modulator Control Panel. Verify that Magnetron Filament L.E.D. extinguishes, fault reset light illuminates, and that radiation ON sequence cannot be initiated. Return Magnetron Filament Voltage to it’s normal value.

	Magnetron Filament Interlock standby Operation

7.8.4 Turn off H. V. Circuit Breaker on Modulator.  Perform radiation ON sequence.  Reduce Magnetron Filament Voltage to 0 volts as observed on meter on Modulator.  Verify that Magnetron Filament L.E.D. extinguishes, fault reset light illuminates and that H. V. contractor in the Modulator turns OFF.  Return Magnetron filament to normal level.

	Magnetron Filament Interlock H.V. ON Operation
7.8.5 Heater Delay Interlock: Turn system power OFF. Turn power back ON and observe time for heater delay interlock to clear	Heater Delay Time	12	15	10	(min)
7.8.6 Verify that Heater Delay Interlock is extinguished and that radiation ON sequence cannot be initiated during Heater Delay with all other Interlocks clear.	Heater Delay Interlock Operation
7.8.7 Turn system power OFF, turn power back ON and verify that Heater Delay time can be by passed by depressing momentary switch SW2 on Control Logic PCB	Heater Delay By-pass

7.8.8 SF6 Gas Interlock:  With no interlocks active, bleed SF6 gas pressure down to 24 PSIG.  Verify that SF6 gas L.E.D. extinguishes, FAULT RESET light illuminates and that radiation ON sequence cannot be initiated.  Recharge system.

	SF6 Gas Interlock Operation

7.8.9 Vacuum Interlock:  With no interlocks active, momentarily short VacIon® High Voltage in X-ray head.  (Warning:  This test should be performed by Qualified Personnel only.)  Verify that VACUUM L.E.D. extinguishes, FAULT RESET light illuminates, and radiation ON sequence cannot be initiated.

	Vacuum Interlock Operation

7.8.10 Dose Power Supply Interlock:  With no interlocks active, remove the two fuses from Dosimeter Power Supply Chassis.  Verify that Dose P.S. L.E.D. extinguishes, FAULT RESET light illuminates, and radiation ON sequence cannot be initiated.  Plug in A.C. power and clear fault.

	Dose P.S. Interlock Operation (A.C. power OFF)
7.8.11 Disconnect Ion Chamber Bias monitor cable at connector J5-D on X-ray Head. Verify that Dose P.S. L.E.D. extinguishes. Reconnect this connector and reset fault.	Dose P.S. Interlock Operation (-300V Monitor)

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE

7.8.12 PLC Interlock:  Turn power key on control to off.  Place system in remote control. Disconnect J32 from control chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22.  System power comes on.  Verify that PLC L.E. D. is off. Return system to LOCAL control.  Reconnect J32 and depress Fault Reset. Verify that the PLC L.E.D illuminates.

	PLC Interlock Operation

7.8.13 High Voltage Over Current (HVOC) Interlock:  Connect a Grounding Hook on PFN Coil.  Attempt to turn Radiation ON.  Note that HVOC fault occurs immediately.  Verify that HVOC L.E.D extinguishes and FAULT RESET light illuminates.  Remove Grounding Hook.

	HVOC Interlock Operation

7.8.14 Inverse Current Interlock:  Connect a ground hook to H.V. Pulse output in Modulator.  Attempt to turn Radiation ON.  Note that INVERSE CURRENT fault occurs after soft start completes.  Verify that INVERSE CURRENT L.E.D. is extinguished and fault reset light illuminates.

	INVERSE CURRENT Interlock Operation

7.8.15 Local Control Status: Place system in remote control. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. System power comes on.  Verify that Local Control L.E.D. is extinguished. Return system to local control and depress reset. Verify that local control L.E.D illuminates.

	Local Control Status Operation
7.8.16 Gun HVPS Interlock: Turn radiation on — reduce gun H.V. with pot in control, while monitoring gun H.V. monitor test points in Control. Observe that gun HVPS interlock occurs when gun H.V. monitor is reduced to 85% to 90% of operating value of Voltage at these test points.	Gun HVPS Interlock Operation	90	95	85	(%)

7.8.17 Emergency Stop, Control Chassis:  With Radiation ON, depress EMERGENCY STOP on Control Chassis.  Verify that the Radiation and High Voltage shuts OFF.  Check that E-Stop L.E.D. extinguishes, FAULT RESET light illuminates and that Radiation ON sequence cannot be initiated.

	E-STOP Operation (Control)
7.8.18 Beam On Status: With Radiation OFF, verify that BEAM ON L.E.D is off.	Beam On Status L.E.D Operation
7.8.19 Perform Radiation ON sequence and verify that RED X-ray ON push-button illuminates immediately	X-ray ON Light
7.8.20 Note the time it takes for BEAM ON L.E.D. to illuminate. Verify that radiation is OFF while the L.E.D. is off.	BEAM ON DELAY	15	20	8	sec.

7.8.21 AFC-Manual Status:  Verify that AFC-Manual L.E.D. extinguishes when switch on Control Chassis is set to MANUAL.  In LOCAL MODE, check that AFC-Manual switch does not shut OFF radiation in either position.

	AFC-Manual Status Operation

7.8.22 Covers:

With no interlocks active, open one of the cover interlock switches on the Modulator. Verify that the covers L.E.D extinguishes, Fault Reset light illuminates, and radiation ON sequence cannot be initiated. Repeat this test for the four modulator cover switches and for the seven RF System Cover Switches.

	Cover Interlock Status

7.8.23 H.V. Breaker: With system in standby mode, switch off the H.V. circuit breaker CB3 on the Modulator. Verify that the H.V. Breaker L.E.D. is extinguished. Switch the H.V. circuit breaker back on and depress the Fault Reset push button. Verify that the H.V. Breaker L.E.D. illuminates.

	HV Breaker Status

12

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE

7.8.24 HV Enable: Select Remote Control with switch inside the Control Chassis. Disconnect J32 from back of Control Chassis. Jumper J20-H to J20-J installed. Switch power on by connecting J32-3 to J32-22. Verify that HV enable L.E.D is off. Remove jumper J32-3 to J32-22 and return system to local control. Switch power on and verify that HV enable L.E.D. is on.

	H.V. ENABLE

7.8.25 External STOP: With Radiation ON, open jumper between J34-7 and J34-4 on the Control Chassis. Verify that radiation and high voltage shuts OFF. Check that EXT. EMERGENCY STOP L.E.D. is extinguished and that Radiation ON sequence cannot be initiated.

	EXT STOP Interlock Operation
7.9 X-Ray Beam Characteristics
7.9.1 Energy Check Half Value Layer of Steel. Place Ion Chamber “Peanut” at 1 meter from target. Turn on radiation and adjust for reading of approximately 100 R/Min on meter. Record dose rate measured on radiation monitor. Place 1 inch of steel in front of Ion chamber. Turn on radiation and check that Dose Rate Meter reads 100R/min. Record dose rate measured on radiation monitor. Repeat with 2-7 inches of steel in front of Ion Chamber. Calculate half value layer range from data. Determine the average H.V.L. for 2 through 6 inches of steel.	None	290	295	285	R/min
	1 inch				R/min
	2 inch				R/min
	3 inch				R/min
	4 inch				R/min
	5 inch				R/min
	6 inch				R/min
	Half Value Layer Avg.	0.95	1.05	0.90	(in)
7.9.2 Target Spot Size Using Lamiar Camera make a spot size film shot. Determine vertical and horizontal spot size from film shot.	Vertical Spot size	2	2.2	N/A	(mm)
	Horizontal Spot Size	2	2.2	N/A	(mm)
7.9.3 Steering Coil Current: Record Steering Coil Current readings on meter on Control Chassis.	Coil 1		2	0	(A)
	Coil 2				(A)
	Coil 3				(A)
	Coil 4				(A)

13

Accuray Confidential

TEST DESCRIPTION	PARAMETER	NOM	MAX	MIN	ACTUAL	INITIAL/DATE
7.9.4 Water Temperature Regulation: Make A 30-minute radiation run at 290 R/Min. Check Water temperature at gauge on heat exchanger at end of this run.	Water Temp. Set Point	20 C°	35 C°	15 C°	(C°)
	Temp. Drift	0	+2 C°	-2 C°	(C°)
7.10 Dose Rate Meter Calibration
7.10.1 Dosimeter Electronics P.S.: Measure and record Dosimeter Electronics P.S. Voltages. Measure — 300VDC output of Dosimeter Bias supply. Measure +/- 15VDC to dose count PCB.	-300VDC	-300	-325	-275	(VDC)
	+15VDC	+15	+15.5	+14.5	(VDC)
	-15VDC	-15	-15.5	-14.5	(VDC)
7.10..2 Dose Rate Meter Calibration. Set PRF to produce 100 R/Min. Place Ion Chamber 100 cm from Target and centered in the radiation field. Use 4Mev build up cap on Ion Chamber. Set up radiation monitor to measure integrated dose. Turn Radiation ON and adjust PRF to obtain 100R/Min on radiation monitor. Record dose rate meter reading on control chassis.	Dose Meter Reading	100	102	98	(R/min)
7.11 PLC Checks
7.11.1 PLC Digital inputs:	PLC Digital Input Operation
Connect P.C. to the PLC serial port. Run test program & check that the status and interlock inputs to the PLC operate correctly.
Alternate Method: Verify that the digital inputs from the linac system illuminate the correct LED on the PLC input modules. Refer to PLC schematic.
7.11.2 PLC Analog Input: With P.C. connected to the PLC, run the test program. Check that the dose rate displayed on the P.C. varies proportionally as the dose rate is varied from 50 to 200 R/min.	PLC Analog Input Operation

Alternate Method: Verify that dose rate analog input to the PLC varies from 1.25 to 2.5 VDC as the dose rate is varied from about 50 to 200 R/min
7.11.3 PLC Digital Output: With a PC connected to the PLC serial port, run the test program. Check that the PLC outputs to the Linac operate correctly.	PLC Digital Outputs Operation
Alternate Method: Verify that the digital outputs to the Linac operate correctly by simulating eack output.
7.11.4 PLC ANALOG OUTPUT	PLC Analog Output Operation
Connected to the PLC serial port, run the test program. Check that the pulse rate can be controlled by the PLC using the test program
7.11.5 External Trigger Checks	External Trigger Operation
Verify that the system operates correctly with an external trigger connected to the system
Slowly vary external trigger pulse rate from 40PPS to 200PPS.
7.11.6 Check that Pulse Rate to produce 100R/min is approximately the same as pulse rate recorded.	External Trigger PRF 100 R/min
7.11.7 Check that Magnetron Heater Runback operates correctly when operating with external triggers	Run Back

TEST DESCRIPTION	ACTUAL	Initial/Date
8 Attachments
8.1 Thyratron Trigger Waveform	Attached: ☐ YES ☐ NO
8.2 Magnetron Current Waveform	Attached: ☐ YES ☐ NO
8.3 PFN Waveform	Attached: ☐ YES ☐ NO
8.4 HVPS I Waveform	Attached: ☐ YES ☐ NO
8.5 FWD PWR Waveform	Attached: ☐ YES ☐ NO
8.6 REF PWR Waveform Direct	Attached: ☐ YES ☐ NO
8.7 REF PWR Waveform via MCC	Attached: ☐ YES ☐ NO
8.8 Magnetron Voltage Waveform @ 1uS	Attached: ☐ YES ☐ NO
8.9 Magnetron Voltage Waveform @ 5uS	Attached: ☐ YES ☐ NO
8.10 Grid Pulse Waveform	Attached: ☐ YES ☐ NO
8.11 Gun I Waveform	Attached: ☐ YES ☐ NO
8.12 Film	Attached: ☐ YES ☐ NO
8.13 CTL TEST DATA	Attached: ☐ YES ☐ NO

15

9.  Serial Numbers

Assembly	Serial Number	QA Verify
X-Ray Head
Accelerator
Electron Gun
Vacuum Pump
Target
RF Window
Ion Chamber
RF Chassis
Pulse Transformer
Circulator
Water Load
Magnetron
Gun Electronics Chassis
Modulator
Main Thyratron
Dequing Thyratron
Control Chassis
PLC
Chiller

16

10.  Final Inspection

Description	Verify ☒	Comments	QA STAMP
10.1 Control Chassis
10.1.1 Visually verify control chassis motherboard has the following jumpers installed @ JP1, JP3, JP4, JP5, JP7, JP8, JP12, & JP15. No other jumpers to be installed	☐
10.1.2 Wiring routed neatly and secured	☐
10.1.3 Good electrical connections - solder, crimp, terminal board, etc	☐
10.1.4 Components, hardware - tight/secured	☐
10.2 PLC CHASSIS
10.2.1 Wiring routed neatly and secured	☐
10.2.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.2.3 Components, hardware- tight/secured	☐
10.2.4 Test Program Removed and System Program In Place	☐
10.3 MODULATOR
10.3.1 Wiring routed neatly and secured	☐
10.3.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.3.3 Components, hardware - tight/secured	☐
10.3.4 Ground hooks installed (qty 2)	☐
10.3.5 HV Labels installed	☐
10.3.6 Wiring routed neatly and secured	☐
10.3.7 Record HV Hours	☐
10.3.8 Record Filament Hours	☐
10.4 GUN ELECTRONICS
10.4.1 Wiring routed neatly and secured.	☐
10.4.2 Good electrical connections - solder, crimp, terminal board, etc.	☐
10.4.3 Components, hardware - tight/secured	☐
10.4.4 Ground hook installed	☐
10.4.5 HV Labels installed	☐

17

Description	Verify ☒	Comments	QA STAMP
10.5 RF System
10.5.1 Wiring routed neatly and secured	☐
10.5.2 Good electrical connections - solder, crimp, terminal board, etc	☐
10.5.3 Components, hardware - tight/secured	☐
10.5.4 HV Labels installed	☐
10.6 X-ray Head
Wiring routed neatly and secured	☐
Good electrical connections - solder, crimp, terminal board, etc.	☐
Components, hardware - tight/secured	☐
No oil leaks	☐
HV Labels installed	☐
10.7 Water Chiller
Inspection / Test data supplied by Neslab and attached to report	☐
10.8 CABLES AND HOSES
Labeled - with number, connector destination	☐
Outer insulation jacket clean, undamaged	☐

18

11 ACCEPTANCE

Discrepancies, Explanations, Notes:

Department	Signature	Date
Engineering
Quality Assurance

19

20           RADIATION SAFETY NOTICE/RADIATION WARNING NOTICE

20.1        Safety Precautions for Use and 0peration of X-Ray Producing Equipment

X-ray producing equipment can be dangerous to both the operator and persons in the immediate vicinity unless safety precautions are strictly observed.

Exposure to excessive quantities of X-radiation may be injurious to health.  Therefore users should avoid exposing any parts of their persons, not only to the direct beam, but also to secondary or scattered radiation which occurs when a x-ray beam strikes or has passed through any material.

Human beings have no senses for x-rays.  Therefore x-ray-measuring instruments, like low energy x-ray Geiger counters, must be used to detect x-ray emission or leakage radiation.  No x-ray exposure to human beings is permitted unless proper personnel monitoring devices are employed.

The electrical circuits, although enclosed and interlocked for the protection of operators, must be considered as a potential source of hazard calling for strict observance of those portions of instructions pertaining to safety in operation and maintenance.  Proper electrical grounding must always be observed.

Consequently, adequate precautions should be taken to make it impossible for unauthorized or unqualified persons to operate this equipment or to expose themselves or others to its radiation or electrical dangers.

Before utilizing the equipment, all persons designated or authorized to operate it, or supervise its operation, should have a full understanding of its nature and should also become familiar with established safe exposure factors.

20.2        Operating Conditions

The maximum operating voltages and currents, or ranges of voltages or currents are set at or established by the factory and should not be altered except as provided for in this Company’s instructions.  By exceeding established limitations the effectiveness of the incorporated shielding may be reduced to a point where the penetrating or emergent radiation may exceed safe values.  If radiation shielding shows chemical or mechanical damage, service personnel should be notified immediately to prevent accidental radiation exposure.

20.3        Interlocks

Interlock switches should be built into all access doors of rooms.  These switches should under no circumstances be tampered with and should be maintained in proper operating condition.  In no case should they be defeated or wired out, since failure of automatic high voltage protection will then result.

20.4        Maintenance

All parts of the equipment, particularly interlock switches, should be carefully maintained for proper operation.  Doors should close sufficiently to prevent access before interlock switches close.  Tube operating voltage and current should be checked whenever service personnel operate the equipment.

20.5        Servicing Precaution

Before making any internal adjustments, the equipment shall be disconnected from the power supply to insure that no X-Ray emission can occur.  Care should be taken to assure that all high voltage condenser charges are removed using an insulated grounding lead, before personal contact is established.

20.6        Supervision

X-ray producing equipment should be used only under the guidance and supervision of a responsible qualified person. All equipment operators must be given adequate safety instructions as specified by the governing state regulations.

20

20.7        Acknowledgment

In the event that this apparatus is resold, a warning notice similar in form to this one must be given to such purchaser.

To:	Accuray Incorporated
1310 Chesapeake Terrace
Sunnyvale, CA 94089
TEL:(408) 716-4600, FAX: (408) 716-4601

The foregoing warning notice has been read and the equipment designated will be installed in accordance with your instructions.

Type of Equipment:

Title:

Company:

Date:

For further information or explanation, contact the Radiation Safety Officer at Accuray, Inc, (408) 716-4686.

21           REGISTRATION REQUIREMENT OF SOURCES OF RADIATION

Per California Code of Regulations, Title 17, Subchapter 4, §30108, every person possessing a reportable source of radiation must register with the State Department of Health Services within 30 days of acquiring each such source.  Radiation machines, which require registration included Radiographic and Fluoroscopic X-ray Units, X-ray Therapy Units, Accelerators, Electron Microscopes, X-ray Diffraction Units, and similar Radiation Producing Machines.

Following this Acceptance Procedure is a list of personnel responsible for radiological health programs in your state.

22           REPORT OF TRANSFER OF A RADIATION MACHINE

Every sale or transfer of a radiation machine in California must be reported to the California Department of Health, per California Code of Regulations, Title 17, Subchapter 4, § 30115 and § 30118.

Following this Acceptance Procedure is form No. RH-3049 (10/90), which must be submitted to the Department no later than 30 days after the end of each calendar quarter for each transaction occurring in the calendar quarter.  Complete this form and detach and it mail to Radiological Health Branch, 714 P STREET, SACRAMENTO, CA 95814.  Retain a copy for inclusion in each copy of the Acceptance Procedure.

21

Initials: AS&E
Accuray	/s/DJM

EXHIBIT D—ACCURAY IP

PURCHASED IP

Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Asset Purchase Agreement between Accuray and AS&E effective December 12, 2004 (“Asset Purchase Agreement”).  Purchased IP is the X-band standing wave linear accelerator in items A-F listed below.

A.         Patents

1.     U.S. Patent No. 5,744,919, “CW Particle Accelerator With Low Particle Injection Velocity” issued on April 28, 1998; Andrey V. Mishin and Russell G. Schonberg, Inventors.

B.         Licenses

1.     Parmela and Superfish group of codes designed by Los Alamos National Laboratory

2.     Program Beampath developed by Yuri Batgin with interface developed by contractor

C.         Patent Disclosures in Process

High Power X-ray Target Design and all drawings, specifications, computer files and other information in any manner related thereto.

D.         Copyrights and documentation related to Acquired Intellectual Property

No registered copyrights were transferred.  AS&E delivered all drawings, specifications, records, manuals, documentation, schematics, build lists, as built drawings, bills of materials, circuit diagrams, tooling and such other documents and records, including computer files relating to any of the Acquired Intellectual Property.

E.         Trade Secrets

1.               Energy regulation technique by tilting fields in linear accelerator section

2.               Methods, tools, procedures for building (includes machining, assembling, brazing, tuning, vacuum processing, low and high power testing, other parts of the process) linear accelerator microwave structures

3.     Methods, tools, procedures for building and testing linear accelerator systems

F.         Operating and Design Software

PLC software for Security Systems (Raven, Sokhna, Pearl Harbor), Pune System (Research — e-beam), AWE system (NDT), BIR/Forintek system (NDT)

Initials: AS&E
Accuray	/s/DJM

EXHIBIT D—continued

IMPROVEMENTS TO PURCHASED IP

Improvements to Purchased IP includes any improvements, modification or enhancements made by Accuray to the Purchased IP.

TRAVELING WAVE IP

Traveling Wave IP is the right to make, use, sell or offer for sale any traveling wave linear accelerator technology developed by Accuray or any other entity, whether protected by patent, trade secret, copyright or any other form of intellectual property protection, including without limitation an x-band traveling wave linear accelerator x-ray system capable of operating at a fixed 6 MeV (±3%) energy with a dose rate of 6.0 Gy/min* (±5%), or a fixed 9 MeV (±3%) energy with a dose rate of 6.0 Gy/min* (±5%), and interleaving between a 6 MeV (±3%) energy with a dose rate of 3 Gy/min* (±5%), and 9 MeV (±3%) energy with a dose rate of 3.0 Gy/min* (±5%) at a pulse repetition frequency of >400 Hz.

*Dose rate measured at 1 meter.

[INTENTIONALLY LEFT BLANK]

Initials: AS&E
Accuray	/s/DJM

EXHIBIT E

AS&E IP

Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Asset Purchase Agreement.  AS&E IP includes nondestructive detection and inspection systems, technology, including the items A-D listed below.

A.                          Licenses

1.               A non-exclusive license, without right to sublicense, to make in the United States and use and sell throughout the world the inventions disclosed in the application for United States Letters Patent entitled “Microwave Power Control Apparatus For Linear Accelerator” filed on February 17, 1995, Serial No. 08/390122, and issued U.S. Patent No. 5,661,377 entitled “Microwave Power Control Apparatus For Linear Accelerator Using Hybrid Junctions”, issued August 26, 1997, excluding from said license any apparatus, device, system or equipment in the nature of, or capable of, being used in an in line medical electron generating and/or output system for medical applications.

2.               License to design and produce linear accelerator based on High Power Magnetron delivered to LBNL under a three party agreement between DOE, Admit and Toriy.

B.                          Completed Patent Application

1.     Multiple-Energy LINAC Source for Inspection, filed as a Continuation in Part of existing AS&E Patent (Patent Application filed)

C.                          Trademarks, Servicemarks and Tradenames

1.     Minac

2.     Minatron

3.     Magbeam

D.                          Inventory associated with the following projects (to the extent there was any):

1.     Raven

2.     Pune

3.     1MeV

4.     Thiokol

[INTENTIONALLY LEFT BLANK]

Initials: AS&E
Accuray	/s/DJM

EXHIBIT F

[*]

[*]

[*]

[INTENTIONALLY LEFT BLANK]

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Initials: AS&E
Accuray	/s/DJM

EXHIBIT G

Intentionally Omitted.

Initials: AS&E
Accuray	/s/DJM

EXHIBIT H

SPARE PARTS PRICING.

See attached.

[INTENTIONALLY LEFT BLANK]

AS&E SUPPLY AGREEMENT - EXHIBIT H - SPARE PARTS LIST

Printed Circuit Board Assemblies

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
01-3126-02	CCA MAGNETRON/ACCEL HTR CONTROL	1	1	CONTROL CHASSIS	[*]	[*]	[*]
01-3906-01	CCA FAULT LOGIC (A4,A5)	1	2	CONTROL CHASSIS	[*]	[*]	[*]
01-3906-02	CCA FAULT LOGIC (A3)	1	2	CONTROL CHASSIS	[*]	[*]	[*]
01-6600-01	CCA PLC INTERFACE	1	1	CONTROL CHASSIS	[*]	[*]	[*]
01-6680-01	CCA TRIGGER GENERATOR	1	1	CONTROL CHASSIS	[*]	[*]	[*]
01-7102-01	CCA CONTROL LOGIC	1	1	CONTROL CHASSIS	[*]	[*]	[*]
01-6893-01	CCA DEQUING TRIGGER GENERATOR	1	2	MODULATOR	[*]	[*]	[*]
01-1617-01	PCA ION PUMP MONITOR	1	2	MODULATOR	[*]	[*]	[*]
01-1141-02	PCA THYRATRON DRIVER	1	2	MODULATOR	[*]	[*]	[*]
01-4131-01	PCA GUN FILAMENT PS	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-5924-01	CCA GRID DRIVE	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-7131-01	CCA GRID PULSE AMP	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-5958-01	CCA GUN INTERLOCK	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-6160-01	CCA GRID TRIGGER NETWORK	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-6168-01	CCA GRID AMP POWER SUPPLY	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-6170-01	PCA GUN CURRENT SAMPLE & HOLD	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-5075-01	PCA GRID BIAS PS	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-4199-01	CCA MAG FILAMENT CURRENT MON	1	1	RF SYSTEM	[*]	[*]	[*]
01-7096-01	CCA DOSE COUNT	1	1	RF SYSTEM	[*]	[*]	[*]
01-7143-01	CCA PS MONITOR	1	1	RF SYSTEM	[*]	[*]	[*]
01-3771-01	CCA AFC CONTROL	1	1	RF SYSTEM	[*]	[*]	[*]
01-4304-01	PCA PHASE CONTROL	1	2	RF SYSTEM	[*]	[*]	[*]
01-6164-01	PCA PHASE DETECTOR	1	2	RF SYSTEM	[*]	[*]	[*]
1700-00002	PCA EXTENDER CARD 22/44 PIN	1	2	CONTROL CHASSIS	[*]	[*]	[*]

Power Supplies & Transformers

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
4000-00022	POWER SUPPLY 150 VDC	2	2	RF SYSTEM	[*]	[*]	[*]
4000-00020	POWER SUPPLY WIDE ADJ RANGE	1	1	MODULATOR	[*]	[*]	[*]
5600-00012	TRANSFORMER PRI 190-440 SEC 120/220V 1KVA	1	1	MODULATOR 50HZ	[*]	[*]	[*]
5600-00013	TRANSFORMER CONSTANT VOLTAGE 250VA 50HZ	1	1	MODULATOR 50HZ	[*]	[*]	[*]
01-7298-01	AFC POWER SUPPLIES BOX RF SYS	1	1	RF SYSTEM	[*]	[*]	[*]
5600-00008	TRANSFORMER PRI 190-480 SEC 120/220V 1KVA	1	1	MODULATOR 60HZ	[*]	[*]	[*]
5600-00010	TRANSFORMER CONSTANT VOLTAGE 250VA 60HZ	1	1	MODULATOR 60HZ	[*]	[*]	[*]
01-1849-01	TRANSFORMER MAG HTR 10V 20A	1	1	RF SYSTEM	[*]	[*]	[*]

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

HIGH VOLTAGE & RF COMPONENTS

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
024640	MAGNETRON X-BAND	1	2	RF SYSTEM	[*]	[*]	[*]
5700-00002	THYRATRON DEUTERIUM MAIN	1	2	MODULATOR	[*]	[*]	[*]
5700-00001	THYRATRON HYDRODGEN DEQUING	1	2	MODULATOR	[*]	[*]	[*]
01-6150-01	ASSEMBLY PULSE TRANSFORMER	1	2	RF SYSTEM	[*]	[*]	[*]
1000-00077	DUMMY LOAD WATER COOLED X-BAND	1	1	RF SYSTEM	[*]	[*]	[*]
4000-00003	POWER SUPPLY 0-20KV 0-1mA	1	1	GUN ELECTRONICS	[*]	[*]	[*]
5700-00006	SOCKET THYRATRON	1	1	MODULATOR	[*]	[*]	[*]
01-1875-01	TRANSFORMER GUN HEAT 115:7.3 25KV ISO	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-5073-01	TRANSFORMER 25KV ISO GRID BIAS	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-5074-01	TRANSFORMER GRID PULSE 1:1.4 25KV ISO	1	1	GUN ELECTRONICS	[*]	[*]	[*]
01-4651-01	ASSY CONN MAG/PULSE XFMR	1	2	RF SYSTEM	[*]	[*]	[*]
2300-00001	CRYSTAL DET 0-18 GHZ NEG	1	2	X-RAY HEAD, RF SYSTEM	[*]	[*]	[*]
2300-00002	CRYSTAL DET 0-18 GHZ POS	1	2	X-RAY HEAD	[*]	[*]	[*]
4000-00006	POWER SUPPLY 5KVDC	1	1	MODULATOR	[*]	[*]	[*]
1500-00002	CAPACITOR .011UF 25KVDC (PFN CAP)	1	2	MODULATOR	[*]	[*]	[*]
4800-00022	DIODE HV 10KV DOOR KNOB	4	8	MODULATOR	[*]	[*]	[*]
4800-00024	DIODE HV 7.5 KV DOOR KNOB	4	4	MODULATOR	[*]	[*]	[*]
01-2699-01	TRANSFORMER PULSE 1:1 25KV ISO	1	1	MODULATOR	[*]	[*]	[*]
4800-00021	DIODE HV 15KV	6	6	MODULATOR	[*]	[*]	[*]
1500-00020	CAPACITOR 2500UF 30KV	3	6	RF SYSTEM	[*]	[*]	[*]
022693	WAVEGUIDE FLEX 5 FT LONG	1	1	RF SYS TO X-RAY HEAD	[*]	[*]	[*]
01-7130-01	ASSY ION CHAMBER DOSIMETER	1	1	X-RAY HEAD	[*]	[*]	[*]
1600-00170	HIGH VOLTAGE PUTTY	10	20	RF SYSTEM	[*]	[*]	[*]
6000-00080	WIRE 14 AWG HV 50KV CORONA FREE	20 FT	40 FT	MODULATOR	[*]	[*]	[*]
6000-00160	WIRE HV 40KV 18 AWG CORONA FREE	20 FT	40 FT	GUN ELECTRONICS	[*]	[*]	[*]

FUSES RELAYS SWITCHES FANS

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
5100-00011	FLOW SWITCH CELCON 24VDC (WATER FLOW)	1	2	RF SYSTEM	[*]	[*]	[*]
5100-00012	PRESSURE SWITCH ADJ 0-60PSI	1	1	RF SYSTEM	[*]	[*]	[*]
5100-00026	SWITCH DPDT 2 POSITION	1	2	MODULATOR, CONTROL CHAS	[*]	[*]	[*]
4500-00012	CONTACTOR 3 POLE 24VDC COIL	1	1	MODULATOR	[*]	[*]	[*]
4500-00007	CONTACTOR 3 POLE 120VAC COIL	1	2	MODULATOR	[*]	[*]	[*]
4500-00002	RELAY 3PDT 24VDC COIL	1	2	MODULATOR, GUN ELEC	[*]	[*]	[*]
4500-00003	RELAY 3PDT 120VAC COIL	1	1	MODULATOR	[*]	[*]	[*]
4500-00005	RELAY 3PDT 6VDC COIL	1	1	MODULATOR	[*]	[*]	[*]
4500-00009	RELAY ADJ T.D, 0.1 - 10 SEC 120 VAC	1	1	MODULATOR	[*]	[*]	[*]
4500-00014	RELAY TIME DELAY 24VDC COIL	1	1	CONTROL CHAS, MODULATOR	[*]	[*]	[*]
4500-00001	RELAY 4PDT 24VDC COIL	1	2	CONTROL CHASSIS	[*]	[*]	[*]
2600-00010	FAN 115 VAC 24.5 CFM	1	1	VARIOUS	[*]	[*]	[*]
2600-00015	FAN TUBE AXIAL 120VAC PATRIOT	1	1	MODULATOR	[*]	[*]	[*]

PLC MODULES

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH) @ 50% GM	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
01-7471-01	PLC ASSEMBLY	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00001	PLC BASE UNIT AC PWR 12DC INPUTS 12 RELAY OUT	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00002	PROCESSOR 2 SERIAL PORT	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00003	DISCRETE IN PLC MODULE 16 PT 24VDC	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00004	ANALOG INPUT PLC MODULE	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00006	0UTPUT MODULE 16 PT 24VDC SOURCE	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00008	PLC ANALOG OUTPUT MODULE 2 CHA	1	1	PLC CHASSIS	[*]	[*]	[*]
2200-00007	MICRO LOGIC CABLE PLC TO PLC COM	1	1	PLC CHASSIS	[*]	[*]	[*]
4500-00016	RELAY BLOCK 24V DPDT	1	1	PLC CHASSIS	[*]	[*]	[*]

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CABLES,  WATER COMPONENTS, GAS COMPONENTS

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
022667	CABLE ASSY GUN HV	1	1	INTERCONNECT CABLES	[*]	[*]	[*]
022673	CABLE ASSEMBLY HV PULSE TRIAX	1	2	INTERCONNECT CABLES	[*]	[*]	[*]
1000-00020	PRESSURE REGULATOR NON RELIEVING	1	2	RF SYSTEM	[*]	[*]	[*]
1200-00001	0-RING 1.549 ID X .103 DIA SILICONE	100	200	RF SYSTEM	[*]	[*]	[*]
01-7058-01	SF6 GAS CHARGING H/W ASSY	1	1	CONNECTS TO RF SYSTEM	[*]	[*]	[*]
01-6926-01	CABLE ASSEMBLY PULSE TRIAX	1	2	CONNECTS TO RF SYSTEM	[*]	[*]	[*]
01-7292-01	CABLE ASSEMBLY GUN HV / 3.5MeV	1	1	CONNECTS TO RF SYSTEM	[*]	[*]	[*]
01-6920-01	CABLE ASSEMBLY GUN HV / Old 3.5MeV	1	1	CONNECTS TO RF SYSTEM	[*]	[*]	[*]
1000-00452	PARTICULATE FILTER 10 MICRON (OLD CHILLER)	10	20	CHILLER	[*]	[*]	[*]
1000-00453	DEIONIZATION CARTRIDGE (OLD CHILLER)	1	2	CHILLER	[*]	[*]	[*]

FUSES,  COMPONENTS

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
4300-00003	FUSE 3 AMP SLO BLO	25	50	GUN ELECTRONICS	[*]	[*]	[*]
4300-00004	FUSE 0.5 AMP SLO BLO	25	50	GUN ELECTRONICS	[*]	[*]	[*]
4300-00002	FUSE 2 AMP SLO BLO	25	50	CONTROL CHASSIS, PLC	[*]	[*]	[*]
2450-00010	LAMP T-3 1/4 BASE 24 V	10	20	CONTROL CHASSIS	[*]	[*]	[*]
3500-00001	STEP MOTOR DC 6 LEAD	1	1	RF SYSTEM	[*]	[*]	[*]
1500-00064	CAP 0.47UF 600V	1	2	VARIOUS	[*]	[*]	[*]
1500-00005	CAP 47KUF 25VDC	1	1	RF SYSTEM	[*]	[*]	[*]
029626	RECTIFIER BRIDGE 35A 200V	2	4	RF SYSTEM	[*]	[*]	[*]
021787	POT 2K 3 TURN	2	5	RF SYSTEM	[*]	[*]	[*]
4700-00211	RES 100 OHM 2W	5	5	MODULATOR	[*]	[*]	[*]
4800-00009	DIODE 3A 600V	5	5	MODULATOR	[*]	[*]	[*]
4700-00101	RES 4.7 OHM 1W	5	5	MODULATOR	[*]	[*]	[*]
4750-00025	RESISTOR 2K 10 TURN VARIABLE	1	2	MODULATOR	[*]	[*]	[*]

LONG LEAD &/OR LONG LIFE

PART NUMBER	DESCRIPTION	QTY (5 SYS)	QTY (10 SYS)	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE (5 SYS)	EXTENDED PRICE (10 SYS)
01-6328-01	FLEXGUIDE 45 E-BEND CHOKE/CHOKE	1	1	RF SYSTEM	[*]	[*]	[*]
01-6440-01	FLEXGUIDE ST CHOKE/FLAT	1	1	RF SYSTEM	[*]	[*]	[*]
1000-00060	CIRCULATOR 4 PORT WITH LOW PWR LOAD	1	1	RF SYSTEM	[*]	[*]	[*]
01-5700-01	ASSY MAG TUNER DRIVE	1	2	RF SYSTEM	[*]	[*]	[*]
01-6896-01	VACION SUPPLY CABLE	1	1	RF SYSTEM	[*]	[*]	[*]
01-4211-01	ASSEMBLY AFC ELECTRONICS BOX	1	1	RF SYSTEM	[*]	[*]	[*]
2950-00004	METER DC AMMETER 0-2A	1	1	CONTROL CHASSIS	[*]	[*]	[*]
031303	CHILLER THERMO TF-5000	1	1	SYSTEM	[*]	[*]	[*]
01-6461-01	ASSEMBLY GUN ELECTRONICS	1	1	SYSTEM	[*]	[*]	[*]
01-6888-01	ASSY 3.5 MeV X-RAY HEAD	1	1	SYSTEM	[*]	[*]	[*]
025995	ASSEMBLY X-RAY HEAD 6MEV EXT GUIDE	1	1	SYSTEM	[*]	[*]	[*]

SITE SPARES

PART NUMBER	DESCRIPTION	QTY	N/A	WHERE USED	LIST PRICE (EACH)	EXTENDED PRICE	EXTENDED PRICE
4500-00007	CONTACTOR 3 POLE 120VAC COIL	1	N/A	MODULATOR	[*]	[*]	[*]

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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